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United States Securities and Exchange Commission
Washington, D.C. 20549
Schedule 14A
(Rule 14a-101)
Information Required in Proxy Statement

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12
WATER PIK TECHNOLOGIES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
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	(4)	Date Filed:

        March     , 2004

Dear Stockholders:

        We are pleased to invite you to attend the 2004 Annual Meeting of Stockholders. The meeting is scheduled to be held at 9:00 a.m., Pacific Daylight Time on Thursday, May 13, 2004, at                                                           California          .

        This booklet includes the notice of meeting as well as our Proxy Statement. Enclosed with this booklet are the following:

  •
  A separate proxy or voting instruction card for each stockholder located at the mailing address to which this booklet has been sent; and

  •
  A separate proxy or voting instruction card return envelope (postage paid if mailed in the U.S.) for each stockholder located at the mailing address to which this booklet has been sent.

        A copy of our Annual Report for 2003 is also enclosed.

        You may consent to receive future Annual Reports, Proxy Statements and related proxy materials via the Internet instead of through the mail. If you share an address with another stockholder of the Company, you may also consent to the delivery by mail of a single Proxy Statement and Annual Report of the Company to that address. The attached Proxy Statement provides instruction with regard to each of these matters.

        Your vote is important, whether you own a few or many shares and whether or not you plan to attend the meeting. Please read the Proxy Statement and vote your shares as soon as possible by completing, signing, dating and returning your proxy or voting instruction card in the enclosed postage-paid envelope, or by using the telephone or the Internet. Please review the instructions on the proxy or voting instruction card regarding each of these voting options. If you have any questions or need help voting your proxy by phone or internet, please call MacKenzie Partners, Inc. toll-free at 800-322-2885 or collect at 212-929-5500.

        We look forward to seeing as many of you as possible at the 2004 Annual Meeting.

Sincerely,

Michael P. Hoopis President and Chief Executive Officer	Robert P. Bozzone Chairman of the Board

WATER PIK TECHNOLOGIES, INC.
 23 Corporate Plaza, Suite 246
Newport Beach, California 92660

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Meeting Date:	May 13, 2004
Time:	9:00 a.m., Pacific Daylight Time
Place:	, California
Record Date:	March 15, 2004

Agenda

  (1)
  To elect a class of two directors for a three-year term expiring in 2007;

  (2)
  To amend the Company's 1999 Incentive Plan;

  (3)
  To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending September 30, 2004;

  (4)
  To consider and vote upon a Stockholder Proposal Concerning Board Declassification; and

  (5)
  To consider such other business properly brought before the meeting.

Adjournments or Postponements

        Any action on the items of business described above may be considered at the annual meeting at the time and on the date specified above or at any time and date to which the annual meeting may be properly adjourned or postponed.

Stockholder List

        A list of stockholders entitled to vote will be available at the Annual Meeting and during ordinary business hours for ten days prior to the meeting at our corporate offices, 23 Corporate Plaza, Suite 246, Newport Beach, California 92660, for examination by any stockholder for any legally valid purpose related to the meeting.

Admission to the Meeting

        Stockholders who owned shares of our Common Stock at the close of business on Monday, March 15, 2004, or their authorized representatives by proxy, are entitled to attend and vote at the Annual Meeting. If your shares are held through an intermediary such as a broker or a bank, you should present proof of your ownership as of the record date, such as a recent account statement reflecting your holdings as of March 15, 2004, a copy of the voting instruction card provided by your broker, trustee or nominee, or other similar evidence of ownership.

                      By order of the Board of Directors,

                      Richard D. Tipton
                       Secretary

Dated: March     , 2004

PROXY STATEMENT

TABLE OF CONTENTS

i

PROXY STATEMENT FOR
2004 ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 13, 2004

PROXY SOLICITATION AND VOTING INFORMATION

        The enclosed proxy is solicited by the Board of Directors of Water Pik Technologies, Inc., a Delaware corporation, ("Water Pik Technologies," the "Company," "we," "our" or "us") for use in voting at the 2004 Annual Meeting to be held at 9:00 a.m., Pacific Daylight Time on Thursday, May 13, 2004, at                                                           , California           , and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This definitive Proxy Statement and the proxy card are first being mailed to stockholders on or about                   , 2004. The Proxy Statement will be filed with the Securities and Exchange Commission and will be available at the "Investors/Corporate Information" section on our website at www.waterpik.com on or about March     , 2004.

YOUR VOTE IS IMPORTANT. PLEASE VOTE AS SOON AS POSSIBLE BY COMPLETING, SIGNING AND DATING THE WHITE PROXY CARD ENCLOSED WITH THIS PROXY STATEMENT AND RETURNING IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE, OR BY USING THE TELEPHONE OR INTERNET. PLEASE READ THE INSTRUCTIONS ON THE PROXY OR VOTING INSTRUCTION CARD REGARDING EACH OF THESE VOTING OPTIONS.

Who May Vote?

        If you were a stockholder on the records of the Company at the close of business on March 15, 2004, you may vote at the 2004 Annual Meeting. On that day, there were 12,283,322 shares of our Common Stock outstanding.

How Many Votes Do I Have?

        Each share is entitled to one vote. In order to vote, you must either designate a proxy to vote on your behalf or attend the meeting and vote your shares in person. The Board of Directors requests your proxy so that your shares will count toward a quorum and be voted at the Annual Meeting.

How Will The Board Vote My Proxy?

        A properly executed proxy received by the Secretary prior to the meeting, and not revoked, will be voted as directed by the stockholder. If the stockholder provides no specific direction, the shares will be voted FOR the election of the Directors nominated by the Board, FOR the proposal to amend the 1999 Incentive Plan, FOR the proposal to ratify the appointment of the independent auditors, and FOR the stockholder proposal concerning Board declassification. If any other matter should be presented at the Annual Meeting upon which a vote may properly be taken, the shares represented by the proxy will be voted in accordance with the judgment of the holders of the proxy. However, if your stock is held in a brokerage account, see below under "Voting Shares Held by Brokers, Banks and Other Nominees" and "Required Vote" for information on how your stock is voted.

How May I Vote?

        Stockholders may complete, sign, date and return their proxy cards in the postage-paid envelope provided. If you sign, date and return your proxy card without indicating how you want to vote, your proxy will be voted as recommended by the Board of Directors (except for shares held in employee benefit plans and by brokers, banks and other nominees described below).

        If you are a registered stockholder (you do not hold your shares through a broker or company benefit plan), you may vote by telephone, or electronically through the Internet, by following the instructions included with your proxy card. If your shares are held in "street name" (i.e., through a broker or other nominee), please check your proxy card or contact your broker or nominee to determine whether you will be able to vote by telephone or electronically. The deadline for voting by telephone or electronically is

11:59 p.m. Eastern time on May     , 2004. For shares held in the Company's Retirement Plan, your voting instructions must be received by 11:59 p.m. Eastern time on May     , 2004 in order for the trustee to vote your shares in accordance with your instructions.

How Can I Revoke My Proxy?

        If you are a registered owner, you may change your mind and revoke your proxy at any time before it is voted at the meeting by:

  •
  sending a written notice to revoke your proxy to the Secretary of the Company, which must be received by the Company before the Annual Meeting commences;

  •
  transmitting a proxy by mail at a later date than your prior proxy, which must be received by the Company before the Annual Meeting commences; or

  •
  attending the Annual Meeting and voting in person or by proxy (except for shares held in the employee benefit plans described below).

        If you hold your shares through a broker or company benefit plan, you should contact your broker or the plan trustee if you wish to revoke your proxy.

Voting by Employee Benefit Plan Participants

        Participants who hold our Common Stock in one of our retirement or stock ownership plans may tell the plan trustee how to vote the shares of our Common Stock allocated to their accounts. You may sign and return the voting instruction card provided by the plan. If you do not transmit instructions, your shares will be voted as the plan administrator directs or as otherwise provided in the plan.

Voting Shares Held by Brokers, Banks and Other Nominees

        If you hold your shares in a broker, bank or other nominee account, you are a "beneficial owner" of our Common Stock holding in "street name." In order to vote your shares, you must give voting instructions to your bank, broker or other intermediary who is the "nominee holder" of your shares. We ask brokers, banks and other nominee holders to obtain voting instructions from the beneficial owners of our Common Stock. Proxies that are transmitted by nominee holders on your behalf will count toward a quorum and will be voted as instructed by the nominee holder. If no instructions are specified by you to your broker or other nominee, your shares may, at the discretion of the broker, be voted for the proposal to ratify the appointment of the independent auditors and for the stockholder proposal regarding Board declassification, but will not be voted on the proposal to amend the Company's 1999 Incentive Plan. In addition, if you do not provide voting instructions to your broker or nominee, and if there is not a "counter-solicitation" or if your broker does not have knowledge of a "contest," as those terms are used in the New York Stock Exchange rules, then your shares may be voted by your broker for the Board's Director nominees.

Required Vote

        The presence, in person or by proxy, of the holders of a majority of all of the shares of our Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum.

        A plurality of the votes cast is required for the election of Directors so that the two individuals who receive the highest number of votes cast will be elected. The affirmative vote of a majority of the votes cast is required to ratify the appointment of the independent auditors and the shareholder proposal concerning Board declassification. The affirmative vote of a majority of the votes cast, with the total votes cast being more than 50 percent of all outstanding shares of Common Stock, is required to approve the amendment to the 1999 Incentive Plan. Any vote characterized as an abstention is not counted as a vote cast. Broker non-votes, which relate to shares for which nominee holders do not obtain voting instructions from the beneficial holders, are not counted as votes cast. Abstentions and broker non-votes are considered present at the meeting for purposes of determining whether a quorum is present.

BOARD COMPOSITION AND PRACTICES

Information and Meetings

        The Board of Directors directs the management of the business and affairs of the Company as provided in the Amended and Restated Bylaws ("Bylaws") of the Company and the laws of the State of Delaware. Members of the Board keep informed about our business through discussions with senior management and other officers and managers of the Company and its subsidiaries, by reviewing analyses and reports sent to them, and by participating in Board and committee meetings.

        During 2003, the Board held seven meetings, and the Board acted four times by unanimous written consent. In 2003, each Director attended at least 75 percent of the meetings of the Board and those committees on which they served. As reflected in our Corporate Governance Guidelines discussed in greater detail below, our Board members are encouraged to prepare for and attend all meetings, including meetings of our stockholders, our Board and Board committees of which they are a member. Our Annual Meeting of Stockholders in April 2003 was attended by all seven of our directors.

Number of Directors

        The Board of Directors determines the number of Directors. The Board currently consists of seven members. Except as otherwise required under our Bylaws, the Board shall consist of not less than four and not more than ten members.

Director Terms

        The Directors are divided into three classes and the Directors in each class serve for a three-year term. The term of one class of Directors expires each year at the Annual Meeting of Stockholders. The Board may fill a vacancy by electing a new Director to the same class as the Director being replaced. The Board may also create a new Director position in any class and elect a Director to hold the newly created position until the term of the class expires.

Presiding Director

        Our Chairman, Robert P. Bozzone, acts as the presiding director at executive sessions of our Board. In the event that our Chairman is unavailable to serve as presiding director at executive sessions, responsibility for the function would rotate among the chairs of each of the Board committees.

Communications with the Board

        Stockholders and other parties interested in communicating with the presiding director or with the non-management directors as a group may do so by writing to Presiding Director, c/o Corporate Secretary, Water Pik Technologies, Inc., 23 Corporate Plaza, Suite 246, Newport Beach, CA 92660. The Corporate Secretary will review such correspondence, and forward to the appropriate members of the Board copies of all such correspondence that, in the opinion of the Corporate Secretary, deals with the functions of the Board or its committees or that he otherwise determines requires their attention. Concerns relating to accounting, internal controls or auditing matters should be immediately brought to the attention of the Company's internal audit department and will be handled in accordance with procedures established by the Board's Audit and Finance Committee. For further information regarding communications with our Board or Audit and Finance Committee, visit the "Investors/Corporate Information/Corporate Governance" section of our website at www.waterpik.com.

CORPORATE GOVERNANCE

Director Independence

        The Board and its Nominating and Governance Committee have determined, after careful review, that each member of the Board is independent under the independence standards of the New York Stock Exchange ("NYSE") listing rules, with the exception of Mr. Hoopis, our Chief Executive Officer. In reaching its conclusions, the Board considered all relevant facts and circumstances with respect to any direct or indirect relationships between the Company and each of the non-management directors, including those disclosed below under the sections entitled "Certain Relationships and Related Transactions with the Company" and "Compensation Committee Interlocks and Insider Participation." The Board determined that any relationships that exist or existed in the past between the Company and each of the non-management directors were immaterial on the basis of the information set forth in the above-referenced sections.

        In accordance with the Board's independence evaluation, six out of seven of the current members of the Board are independent directors. In addition, all of our Board committees consist only of independent directors.

Corporate Governance Guidelines

        Our Board of Directors believes that sound governance practices and policies provide an important framework to assist them in fulfilling their duty to stockholders. When we first became a public company in 1999, our Board adopted many "best practices" in the area of corporate governance, including separate committees of the Board for each of the areas of audit and finance, nominating and governance and executive compensation, charters for each of the committees of the Board, corporate ethics and compliance guidelines which are distributed no less than annually with follow up questionnaires to key personnel, careful annual review of the independence of the members of our Audit and Finance and Personnel and Compensation Committees, maintenance of a majority of independent Board members, and written expectations of management and directors, among other things. These governance controls were built upon a strong foundation of internal financial and compliance controls developed over the years when our two business segments, the Personal Health Care segment and the Pool Products and Heating Systems segment, were operated under Allegheny Teledyne Incorporated, now known as Allegheny Technologies Incorporated ("ATI").

        In March 2003, our Board formally adopted the Corporate Governance Guidelines of Water Pik Technologies, Inc., (the "Governance Guidelines") which were developed by our Nominating and Governance Committee. Our Governance Guidelines incorporate the practices and policies under which our Board has operated since its inception, in addition to many of the concepts suggested by various authorities in corporate governance and the new requirements under NYSE listed company standards and the Sarbanes-Oxley Act of 2002. Some of the principal subjects covered by our Governance Guidelines include:

  •
  Standards of Director qualifications, including measuring each candidate's independence, experience, knowledge, skills, expertise, integrity, ability to make independent analytical inquiries, understanding of our business environment and ability to devote adequate time and effort to Board responsibilities; prompt review of any changes in employment or other board memberships; and mandatory retirement.

  •
  Responsibilities of Directors, including acting in the best interests of all stockholders, maintaining independence, developing and maintaining a sound understanding of our businesses and industries, attending and preparing for meetings, endeavoring to be available upon reasonable notice, and providing active, objective and constructive participation at all meetings.

  •
  Director access to management, and as necessary and appropriate, independent advisors, including encouraging presentations to the Board from various functional areas of the business,

    fostering management development through contact with the Board, and maintaining adequate funding to retain independent advisors for the Board and its committees as necessary and appropriate.

  •
  Director orientation and continuing education, including a formal program to familiarize new directors with our business, strategic plans, significant financial, accounting and risk management issues, compliance programs, conflicts policies, code of business conduct and ethics, corporate governance guidelines and our principal officers, internal auditors and independent auditors. In addition, each Director is expected to participate in continuing educational programs to maintain sufficient expertise necessary to perform their duties as a Director.

  •
  Management succession, including an annual report prepared by the Chief Executive Officer for the Board regarding succession planning for all senior management positions and an assessment of senior managers and their potential to succeed to the position of Chief Executive Officer or other senior management positions.

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  Annual performance evaluation of the Board, including an annual self-assessment of the Board's performance as well as the performance of each committee of the Board, the results of which will be discussed with the full Board and each committee.

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  Executive sessions without management held no less than four times per year. In addition, the Audit and Finance Committee meets separately with internal and external auditors at each committee meeting.

Code of Ethics

        Since our spin-off from ATI, we have maintained Ethics and Compliance Guidelines which are distributed to all employees annually and new employees at the time of hire. In addition, we have adopted a Code of Ethics for Financial Executives that applies to our Chief Executive Officer, Chief Financial Officer and other key accounting and financial personnel. Copies of our Ethics and Compliance Guidelines and Code of Ethics for Financial Executives can be found under the "Investors/Corporate Information/Corporate Governance" section of our website at www.waterpik.com. We intend to disclose any amendments or waivers of our Code of Ethics at this location on our website.

Other Governance Matters

        In addition to the governance initiatives discussed above, our Chief Executive Officer and Chief Financial Officer have provided the certifications of our SEC filings required by Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 each quarter since the rules were adopted. We have also implemented an internal certification process, appointed a disclosure committee and adopted a disclosure committee charter to assist the Chief Executive Officer and Chief Financial Officer in fulfilling their duties. We have adopted new charters for our Board committees in compliance with the NYSE listed company standards.

        You can access our committee charters, Governance Guidelines, Ethics and Compliance Guidelines, and Code of Ethics for Financial Officers, as well as other corporate governance materials, news releases and SEC filings, by visiting the "Investors/Corporate Information/Corporate Governance" section of our website at www.waterpik.com.

PROPOSAL ONE — ELECTION OF DIRECTORS

        The Board of Directors has nominated for election this year two Class II incumbent Directors whose terms expire at the 2004 Annual Meeting.

        The three-year term of the Class II Directors nominated this year will expire at the 2007 Annual Meeting. The two individuals who receive the highest number of votes cast will be elected.

        If you sign and return your proxy card, the individuals named as proxies on the card will vote your shares for the election of the two nominees named below unless you provide other instructions. You may withhold authority for the proxies to vote your shares on any or all of the nominees by following the instructions on your proxy card. If a nominee becomes unable to serve, the proxies will vote for a Board-designated substitute or the Board may reduce the number of Directors. The Board of Directors has no reason to believe that any nominee will be unable to serve.

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE YOUR PROXY CARD FOR ITS TWO NOMINEES DESCRIBED BELOW.

Nominees for Directors with Terms Expiring at the 2007 Annual Meeting (Class II)
Michael P. Hoopis Age 53 Director since 1999
Mr. Hoopis has served as our President and Chief Executive Officer since August 1999. He served as President and Chief Executive Officer of the Consumer Product segment of Allegheny Teledyne Incorporated, now known as Allegheny Technologies Incorporated ("ATI"), from October 1998 to August 1999. Prior to that time, Mr. Hoopis was affiliated with The Black & Decker Corporation in various executive positions, including as President, Worldwide Household Products and as Executive Vice President from 1996 to 1998; President, Price Pfister, Inc. from 1992 to 1996; President, Kwikset Corporation from 1991 to 1992; and Vice President of Manufacturing, U.S. Household Products from 1989 to 1991. Mr. Hoopis is a Director of Meade Instruments Corp., a designer and distributor of telescopes and related accessories.
William G. Ouchi Age 60 Director since 1999
Mr. Ouchi is the Sanford and Betty Sigoloff Professor in Corporate Renewal at the Anderson Graduate School of Management, UCLA and has held that position since 1998. Mr. Ouchi also held the position of Vice Dean for Executive Education at the Anderson Graduate School of Management, UCLA from July 1, 1995 to June 30, 2000. He is also a Director of ATI, FirstFed Financial Corp., and Sempra Energy.

Continuing Class III Directors — Present Term Expires in 2005
Robert P. Bozzone Age 70 Director since 1999
Mr. Bozzone has served as Chair of the Board of Directors of ATI since December 2000 and also served as Chief Executive Officer and President of ATI from December 2000 through June 2001 and as Vice Chairman of the Board of Directors of ATI from August 1996 to December 2000. Mr. Bozzone served as Vice Chairman of Allegheny Ludlum Corporation from August 1994 to August 1996. Mr. Bozzone previously was President and Chief Executive Officer of Allegheny Ludlum Corporation. He has served continuously on the board of ATI or it predecessors since 1986. Mr. Bozzone is also Chair of the Board of Directors of Duquesne Light Holdings Inc., whose principal subsidiary is Duquesne Light Company, and a Director of Teledyne Technologies Incorporated ("Teledyne"). Mr. Bozzone serves as the non-employee Chair of our Board of Directors.
W. Craig McClelland Age 69 Director since 1999
Mr. McClelland served as Chair and Chief Executive Officer of Union Camp Corporation, a manufacturer of paper products, from July 1994 until his retirement in June 1999. Prior to that time, he served as President and Chief Operating Officer of Union Camp. He is also a Director of ATI and International Paper Corporation.
F. Peter Cuneo Age 59 Director since 2001
Mr. Cuneo is currently Vice Chairman of Marvel Enterprises, Inc. ("Marvel") and has served in that capacity since June 2003. Mr. Cuneo also provides continuing advisory services to Marvel. He previously served as President, and Chief Executive Officer and Director of Marvel from July 1999 through December 2002. From September 1998 to July 1999, Mr. Cuneo served as Managing Director of Cortec Group Inc., a private equity fund. From February 1997 to September 1998, Mr. Cuneo was Chair of Cuneo & Co., L.L.C., a private investment firm. From May 1996 to February 1997, Mr. Cuneo was President, Chief Executive Officer and a Director of Remington Products Company, L.L.C., a manufacturer and marketer of personal care appliances. From May 1993 to May 1996, he was President and Chief Operating Officer at Remington.
Continuing Class I Directors — Present Term Expires in 2006
Charles J. Queenan, Jr. Age 73 Director since 1999	Mr. Queenan is Senior Counsel to Kirkpatrick & Lockhart LLP, Attorneys-at-Law. Prior to January 1996, he was a partner of the firm. Mr. Queenan is also a Director of ATI, Teledyne and Crane Co.
Babette E. Heimbuch Age 56 Director since 2002
Ms. Heimbuch has served as Chief Executive Officer of FirstFed Financial Corp. since 1997, as Chair since April 2002 and as a director since 1986. Her career with FirstFed Financial Corp. began in 1982 as Chief Financial Officer after serving as Audit Manager for KPMG. Ms. Heimbuch is also a Director of Scope Industries, and is Chair of the Board of Advisors of the Santa Monica-UCLA Medical Center. She also serves on the Financial Oversight Committee for the Santa Monica/Malibu Unified School District.

COMMITTEES OF THE BOARD OF DIRECTORS

Standing Committees

        The Board has three standing committees: a Nominating and Governance Committee, a Personnel and Compensation Committee and an Audit and Finance Committee. The committee functions, committee members and number of meetings held during 2003 are identified below.

Nominating and Governance Committee

        During fiscal year 2003, the Nominating and Governance Committee consisted of Messrs. Bozzone, Cuneo and McClelland, with Mr. McClelland serving as Chair. Mr. Ouchi was also appointed to the Committee during January 2004. Each member of the Committee is an "independent director" within the meaning of the NYSE listed company standards. The Committee met one time during 2003. Our Board of Directors adopted a new charter for the Nominating and Governance Committee, which is in compliance with NYSE listed company standards. A copy of the Committee's Charter can be found under the "Investors/Corporate Information/Corporate Governance" section of our website at www.waterpik.com.

        Among other things, the Nominating and Governance Committee recommends criteria for selection of new Board members; recruits and recommends director candidates to the Board; considers nominees recommended by stockholders in accordance with the requirements contained in the Company's certificate of incorporation, bylaws and SEC rules; develops and recommends corporate governance principles applicable to the Company and advises the Board with respect to governance matters; recommends Committee appointments; annually reviews the Committee's performance; oversees the evaluation of the Board and Company management; and makes recommendations with respect to the remuneration paid and benefits provided to members of the Board in connection with their service on the Board and its committees.

        The Committee will consider recommendations of nominees from stockholders of the Company that are submitted in accordance with the procedures for nominations set forth under the section entitled "2005 Annual Meeting and Stockholder Proposals" in this Proxy Statement. In addition, such recommendations should be accompanied by the candidate's name, biographical data and qualifications and a written statement from the individual evidencing his or her consent to be named as a candidate and, if nominated and elected, to serve as a Director. Other than as stated herein, the Company does not have a formal policy with respect to consideration of director candidates recommended by stockholders, as the Board believes that each candidate, regardless of the source of the recommendation, should be evaluated in light of all relevant facts and circumstances, including those set forth in the Company's Governance Guidelines. Nominees for director are selected on the basis of, among other things, independence, experience, knowledge, skills, expertise, integrity, ability to make independent analytical inquiries, understanding of the Company's business environment, ability to devote adequate time and effort to Board responsibilities and commitments to other public company boards. Other criteria for director candidates considered by the Committee and the Board include age, diversity, whether the candidate has any conflicts of interest, whether the candidate has the requisite independence and skills for board and committee service under applicable NYSE, SEC and Committee rules, what the candidate's skills and experience add to the overall competencies of the Board, and whether the candidate has any special background relevant to the Company's business. In January 2004, the Committee received director nominations from a stockholder, as described in more detail under the section entitled "Nominations by Stockholder" below. The Committee recommended, and the Board nominated, Messrs. Hoopis and Ouchi for election to the two vacancies available at the 2004 Annual Meeting. Mr. Hoopis is the Chief Executive Officer of the Company, and both Messrs. Hoopis and Ouchi are incumbent directors standing for re-election.

Personnel and Compensation Committee

        The Personnel and Compensation Committee consists of Messrs. McClelland, Ouchi, and Queenan, with Mr. Queenan serving as Chair. Each current member of the Committee is an "independent director" within the meaning of the NYSE listed company standards, and is also a "non-employee director" for the purposes of Rule 16b-3 of the Exchange Act and an "outside director" for the purposes of the compensation provisions of the Internal Revenue Code. The Committee met two times and acted by unanimous written consent two times during 2003. Our Board of Directors adopted a new charter for the Personnel and Compensation Committee, which is in compliance with NYSE listed company standards. A copy of the Committee's Charter can be found under the "Investors/Corporate Information/Corporate Governance" section of our website at www.waterpik.com.

        Among other things, the Personnel and Compensation Committee reviews and approves corporate goals and objectives relevant to compensation of the Chief Executive Officer, evaluates the Chief Executive Officer's performance in light of those goals and objectives and determines the compensation of the Chief Executive Officer based on its evaluation; makes recommendations to the Board with respect to compensation of executive officers other than the Chief Executive Officer as well as the Company's plans for incentive compensation and equity; produces an annual report on executive compensation for inclusion in the Company's proxy statement; and annually reviews the Committee's performance.

Stock Incentive Award Subcommittee

        The Stock Incentive Award Subcommittee was eliminated in April 2003.

Audit and Finance Committee

        The Audit and Finance Committee consists of Messrs. Cuneo and Queenan and Ms. Heimbuch, with Mr. Cuneo serving as Chair. All members of the Audit and Finance Committee are independent within the meaning of the listing standards of the NYSE, including the enhanced independence requirements for audit committee members under Exchange Act Rule 10A-3. In the opinion of our Board, our Audit and Finance Committee has more than one "audit committee financial expert" as defined in Registration S-K, Item 401(h), Mr. Cuneo is one of the persons with such designation, and Mr. Cuneo is independent. Our Board of Directors has adopted a new written charter for the Audit and Finance Committee, which is in compliance with the new NYSE listed company standards. A copy of the Committee's Charter can be found under the "Investors/Corporate Information/Corporate Governance" section of our website at www.waterpik.com and a copy is attached to this Proxy Statement as Annex B. The Committee met five times during 2003.

        Among other things, the Audit and Finance Committee prepares the Committee's report for inclusion in the annual proxy statement; annually reviews the Committee charter and the Committee's performance; appoints, evaluates and determines the compensation of the Company's independent auditors; reviews and approves the scope of the annual audit; reviews the independent auditor's independence and quality control procedures; reviews and discusses the Company's annual and quarterly financial statements, earnings press releases and disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in its periodic reports to the SEC; reviews with management and the independent auditor the adequacy of the Company's internal controls; and oversees the Company's internal audit function. In addition, the Committee performs functions in the finance area, including reviewing and evaluating proposed bank credit agreements and other major financial proposals, and makes recommendations to the Board concerning policies with respect to dividends and capital structure.

REPORT OF THE AUDIT AND FINANCE COMMITTEE

        The following is the report of the Audit and Finance Committee (the "Audit Committee") with respect to the audited financial statements for the fiscal year ended December 31, 2003 (the "Financial Statements") of Water Pik Technologies, Inc. (the "Company").

        Management is responsible for the preparation, presentation and integrity of the Financial Statements, the Company's internal controls and financial reporting process and the procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Company's independent auditors, Ernst & Young LLP ("Ernst & Young") are responsible for auditing the Financial Statements and for expressing an opinion as to whether those Financial Statements present fairly the financial position, results of operations, and cash flows of the Company in conformity with generally accepted accounting principles in the United States. The Audit Committee has reviewed and discussed the Financial Statements with management and Ernst & Young. In addition, the Audit Committee has discussed the matters required pursuant to Statement on Auditing Standards No. 61 (Communication with Audit Committees) with Ernst & Young, has received written disclosures and the letter from Ernst & Young required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), has discussed the independence disclosures and letter with Ernst & Young, and has considered the compatibility of non-audit services on Ernst & Young's independence.

        The Audit Committee's duty is one of oversight as set forth in its Charter. It is not the duty of the Audit Committee to prepare the Financial Statements, to plan or conduct audits, or to determine that the Financial Statements are complete and accurate and are in accordance with generally accepted accounting principles. The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not, and do not represent themselves to be, performing the functions of auditors or accountants. Members of the Audit Committee may rely without independent verification on the information provided to them and on the representations made by management and Ernst & Young. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Financial Statements has been carried out in accordance with generally accepted auditing standards, that the Financial Statements are presented in accordance with generally accepted accounting principles or that the Company's auditors are in fact "independent."

        Based upon these reviews and discussions, the Audit and Finance Committee recommended to the Board that the Financial Statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2003 for filing with the Securities and Exchange Commission.

                      THE AUDIT AND FINANCE COMMITTEE

                          F. Peter Cuneo, Chair
                          Babette E. Heimbuch
                          Charles J. Queenan, Jr.

INDEPENDENT AUDIT FIRM FEES

Audit Fees

        Fees billed by Ernst & Young LLP for audits and the quarterly reviews including review of Forms 10-Q during the years 2003 and 2002 were $368,340 and $321,750, respectively, of which an aggregate amount of $206,340 was billed through the fiscal year ended December 28, 2003 and $187,000 was billed through December 29, 2002.

Audit-Related Fees

        Audit related fees billed by Ernst & Young for 2003 and 2002 were $142,273 and $53,487, respectively. Audit-related services include the audit of financial statements of the Company's employee benefit plan, accounting consultation and due diligence in connection with acquisitions and consultation concerning financial accounting and reporting standards.

Tax Fees

        Tax fees for 2003 and 2002 were $18,839 and $23,995, respectively. Tax fees billed by Ernst & Young LLP relate to services performed by the tax division for tax compliance, planning and advice.

All Other Fees

        Aggregate fees billed for all other services rendered by Ernst & Young LLP for the years ended December 31, 2003 and 2002 were $0 and $0, respectively. In accordance with the SEC's new rules for allocation of independent audit firm fees, the fees previously reported in this category for 2002 have been reallocated to audit-related fees and tax fees.

        In April 2003, the Audit and Finance Committee adopted its Policy Regarding Services Rendered by the Independent Auditor. At that time, the Committee pre-approved the audit and non-audit services to be provided by our independent auditor for fiscal year 2003. Under the Policy, the Committee pre-approves services in the categories of audit services, audit-related services, tax services and other services with a detailed description of the specific services to be provided accompanied by a narrow range of estimated fees for such services and the actual cost of similar services during the prior fiscal year. In accordance with the policy, the Committee will also consider on a case-by-case basis and, if appropriate, approve specific engagements that are not otherwise pre-approved. Since the Board's adoption of the Policy Regarding Services Rendered by the Independent Auditor, all services performed by our Company's independent auditor have been pre-approved pursuant to the terms of the Policy.

DIRECTOR COMPENSATION

        Members of the Board who are also employees of the Company do not receive any compensation for their services as Directors on our Board or its committees. Each Director who is not an employee of the Company receives an annual retainer fee of $25,000. The annual retainer fee is prorated for partial year service. The non-executive Chairman of our Board of Directors is paid an additional annual fee of $10,000. Each non-employee chair of a committee is paid an additional annual fee of $2,000. Directors are also paid $1,500 for each Board meeting and $1,500 for each committee meeting attended.

        The non-employee Directors also participate in the 1999 Non-Employee Director Stock Compensation Plan (the "Director Plan"). The purpose of the Director Plan is to provide non-employee Directors with an increased personal interest in our performance.

        Under the Director Plan, each non-employee Director receives a one-time grant of 3,000 restricted shares of our Common Stock upon joining the Board, and an annual grant of 3,000 restricted shares of our Common Stock on the date of our Annual Meeting of stockholders. The one-time restricted share grant vests at the rate of one-third per year, and the annual restricted share grant vests in its entirety on the third anniversary of the date of grant. The Director Plan also provides that each non-employee Director will receive at least 25 percent of the annual retainer fee in the form of our Common Stock. Each Director may elect to receive a greater percentage of that fee in our Common Stock. One Director has elected to receive 100% of the annual retainer in the form of our Common Stock.

PROPOSAL TWO — AMENDMENT OF THE 1999 INCENTIVE PLAN

        In connection with the Company's spin-off from Allegheny Teledyne Incorporated ("ATI") in November 1999, the Company's Board of Directors adopted the Water Pik Technologies 1999 Incentive Plan (the "Incentive Plan"), which was approved by the stockholders of the Company at its annual meeting in May 2000. As of November 1, 2003, the Board of Directors of the Company amended the Incentive Plan to fix its term at 10 years from its original effective date. As of March 9, 2004, the Board of Directors of the Company approved an amendment and restatement of the Incentive Plan, subject to approval of this amendment and restatement of the Incentive Plan by the stockholders of the Company.

        The purpose of the Incentive Plan is to assist in attracting and retaining highly competent employees, to act as an incentive in motivating selected officers and other key employees of the Company and its subsidiaries to achieve long-term corporate objectives and to enable cash incentive awards to qualify as performance-based for purposes of the tax deduction limitations under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). As a result, the Company desires to maintain adequate shares in the Incentive Plan and adequate awards and features to continue to compensate and reward key employees and assist the Company in achieving its compensation and retention goals.

        As of March 1, 2004, based upon the formula specified in the Incentive Plan to calculate the maximum authorized shares under the Incentive Plan, 1,503,096 shares of Common Stock were authorized to be issued under the Incentive Plan. Of this number, 1,492,203 shares had been granted under the Incentive Plan, and 10,893 shares remained available to be granted in the future under the Incentive Plan. No grants of any stock options or other awards were made under the Incentive Plan during 2003.

The Amendment

        The amendment and restatement of the Incentive Plan is being proposed to make the following four changes to the existing Incentive Plan:

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  Eliminate the evergreen feature of the Incentive Plan, which automatically increased the number of shares of Common Stock authorized to be issued under the Incentive Plan when the number of outstanding shares of Common Stock increased. Fix the number of shares of Common Stock that are authorized to be issued under the Incentive Plan at 1,900,000 shares, which represents an increase of approximately 400,000 shares from the number of shares of Common Stock currently authorized to be issued under the Incentive Plan.

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  Prohibit the Company from being able to reprice outstanding stock options and other awards made under the Incentive Plan by prohibiting the substitution of new awards or use of any other methods that would constitute a "repricing" under New York Stock Exchange rules.

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  Add a deferred compensation feature to the Incentive Plan to allow an eligible participant to defer the receipt of stock options gains, restricted stock and any stock appreciation rights, phantom stock awards or other compensation awards which are payable solely in shares of Common Stock (whether granted under the Incentive Plan or any other Company benefit plan) by contributing such awards to this Incentive Plan in the form of equivalent stock units, which would be payable in the future solely in shares of Common Stock upon the termination of the participant's employment with the Company or upon a Change in Control.

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  Re-approve the terms of the cash incentive awards and performance goals to covered employees to qualify as performance-based for purposes of the tax deduction limitations under Section 162(m) of the Code, and add additional performance-based criteria to the definition of performance goals contained in the Incentive Plan.

  Number of Authorized Shares.

        The total number of shares of Common Stock of the Company initially authorized to be issued under the Incentive Plan was 12 percent of the issued and outstanding shares of Common Stock of the Company immediately following the effective date of the Incentive Plan. Under the existing terms of the Incentive Plan, if the number of shares of issued and outstanding Common Stock is increased after the effective date of the Incentive Plan, then the total number of shares available will be increased by 12 percent of such increase. Under this formula, as of March 1, 2004, there were 1,503,096 shares of Common Stock authorized to be issued under the Incentive Plan. The proposed amendment of the Incentive Plan would eliminate this evergreen feature, which automatically increased the number of shares of Common Stock authorized to be issued under the Incentive Plan when the number of outstanding shares of Common Stock increased. Instead, the proposed amendment would fix the number of shares of Common Stock that are authorized to be issued under the Incentive Plan at 1,900,000 shares. This maximum number represents an increase of approximately 400,000 shares from the number of shares of Common Stock currently authorized to be issued under the Incentive Plan. We anticipate that we will grant or otherwise commit approximately half of the new shares during 2004.

  Prohibition on Repricings.

        The proposed amendment would prohibit the Company from being able to reprice outstanding stock options and other awards made under the Incentive Plan by substituting new awards or using any other methods. Currently, the Incentive Plan allows the Committee administering the Incentive Plan to use its discretion to substitute new awards for outstanding awards, and thus, be able to reprice awards that have declined in value. The proposed amendment would expressly prohibit the ability to substitute awards or use any other method if it would constitute a "repricing" under New York Stock Exchange Rules. The Company has not repriced any stock options or other awards granted under any of its benefit plans.

  Deferred Compensation Feature.

        The proposed amendment would also add a deferred compensation feature to the Incentive Plan. It would permit the holder, whom the Committee designates is eligible to participate in this benefit, to irrevocably elect to defer the receipt of all or any portion of stock option gains, shares of restricted stock or shares of Common Stock issuable upon exercise of any stock appreciation rights, phantom stock awards or other compensation awards payable solely in shares of Common Stock (whether granted under the Incentive Plan or any other Company benefit plan), and receive a credit to the participant's stock unit account of an equivalent number of stock units. The vested stock units in a participant's account will only be distributed in the form of shares of Common Stock only upon the participant's termination of employment or upon a Change in Control. Each share of restricted stock transferred to the Incentive Plan under this provision will be cancelled by the Company and no longer be outstanding. For each share of restricted common stock so transferred from another benefit plan and cancelled, an additional share of Common Stock will be added to the authorized shares to be issued under the Incentive Plan. However, no more than 500,000 shares of Common Stock can be added to the Incentive Plan under this provision.

        Approval of this amendment and restatement of the Incentive Plan will also constitute authority to modify outstanding restricted stock awards previously granted under the Company's Stock Acquisition and Retention Program to permit the current participants, designated by the Committee, to contribute those outstanding shares of restricted stock to this Incentive Plan to participate in the deferred compensation provisions.

  Re-approval of Performance-Based Awards under Section 162(m).

        Stockholders are also voting to re-approve the terms of the cash incentive performance-based awards to "covered employees" contained in Articles VII, VIII and X and Sections 9.01 and 9.02 of the

Incentive Plan so that such awards qualify if otherwise eligible as performance-base for purposes of the tax deduction limitations under Section 162(m) of the Code. Federal tax law permits cash incentive awards to "covered employees" (defined as the chief executive officer and the other four highest compensated officers of a public company) to qualify as performance-based awards for purposes of the tax deduction limitations available to the Company under Section 162(m) of the Code, if the terms of such awards are approved by the stockholders of the Company. When the exact performance-based thresholds are not specified in the plan, but are determined in advance by the Committee administering the plan, federal tax laws only allow the awards to be deducted by the Company in accordance with the limitations in Section 162(m) of the Code if the terms of the performance-based awards in the plan are approved by the stockholders at least every five years.

        The stockholders of the Company previously approved these performance-based awards effective as of the time of the spin-off from ATI in November 1999, at the annual meeting of stockholders held in 2000. As a result, the ability for the Company to qualify to obtain the tax deduction limitations under Section 162(m) of the Code will expire in November 2004. Therefore, the Company is seeking stockholder re-approval of Incentive Plan so the tax benefits, if any, under Section 162(m) of the Code could be used during the next five years. Since the Committee administering the Incentive Plan retains the discretion to change the targets under the performance goals, the terms of these awards must be re-approved by the stockholders at least every five years.

        The only changes being proposed to the existing terms of the performance-based awards contained in the Incentive Plan are to change to the definition of "performance goals" contained in the Incentive Plan to add return on average capital employed, EBITDA (earnings before interest, taxes, depreciation and amortization), free cash flow, IBT (income before taxes), and any other measurements of change in enterprise value, as additional performance-based goals which can be used by the Committee administering the Incentive Plan. The existing definition of performance goals in the Incentive Plan only includes operating income, operating profit (earnings from continuing operations before interest and taxes), earnings per share, return on investment or working capital, return on stockholders' equity, economic value added (the amount, if any, by which net operating profit after tax exceeds a reference cost of capital), reductions in inventory, inventory turns and on-time delivery performance. These proposed additions would allow the Committee administering the Incentive Plan to choose, in its discretion, any of the criteria contained in the definition of "performance goals" for determining what are appropriate performance goals and targets for employees to earn cash incentive awards.

  Effectiveness of the Amendment.

        The effectiveness of this amendment and restatement of the Incentive Plan is subject to the approval of the stockholders of the Company. Approval of the amendment and restatement of the Incentive Plan by the stockholders requires the approval by at least a majority of the votes cast on this proposal by the holders of shares of the Company's Common Stock present or represented, and entitled to vote at the annual meeting, and the total votes cast on this proposal must represent over fifty percent of all outstanding shares of the Company's Common Stock. This amendment and restatement of the Incentive Plan will become effective on the date that requisite stockholder approval is obtained. If such approval is not obtained, the Incentive Plan will continue in effect under its existing terms.

Description of the 1999 Incentive Plan

        The following is a summary of some of the material features of the Incentive Plan, as proposed to be amended and restated, and is qualified in its entirety by reference to the complete text of such amended and restated Incentive Plan which appears as Annex A of this Proxy Statement.

        General.    The Incentive Plan is intended to assist in attracting and retaining highly competent employees, to act as an incentive in motivating selected officers and other key employees of the Company and its subsidiaries to achieve long-term corporate objectives and to enable cash incentive awards to qualify as performance-based for purposes of the tax deduction limitations under Section 162(m) of Code.

        Administration.    The Incentive Plan is administered by the Personnel and Compensation Committee (the "Committee") of the Board of Directors. The Committee has sole discretion to interpret the Incentive Plan, establish and modify administrative rules, impose conditions and restrictions on awards, issue new options in substitution for previously-granted options, and take such other actions as it deems necessary or advisable. With respect to participants who are not subject to Section 16(a) of the Securities Exchange Act of 1934, as amended, the Committee may delegate its authority under the Incentive Plan to one or more officers or employees of the Company.

        Amount of Stock.    The Incentive Plan provides for awards of up to 12 percent of the issued and outstanding shares of Company Common Stock. However, no more than 945,000 shares of Company Common Stock may be allocated to awards of incentive stock options as defined in Section 422 of the Code. If the number of shares of Company Common Stock issued and outstanding is increased, the number of shares available for issuance under the Incentive Plan will be increased by an amount equal to 12 percent of the increase. Under this formula, as of March 1, 2004, there were 1,503,096 shares of Common Stock authorized to be issued under the Incentive Plan. The proposed amendment of the Incentive Plan would eliminate this evergreen feature, which automatically increased the number of shares of Common Stock authorized to be issued under the Incentive Plan when the number of outstanding shares of Common Stock increased. Instead, the proposed amendment would fix the number of shares of Common Stock that are authorized to be issued under the Incentive Plan at 1,900,000 shares. This maximum number represents an increase of approximately 400,000 shares from the number of shares of Common Stock currently authorized to be issued under the Incentive Plan.

        In addition, under the proposed amendment, for each share of restricted stock that is transferred from another benefit plan to the Incentive Plan, to participate in the deferred compensation feature, and is cancelled and no longer outstanding, an additional share of Common Stock will be added to the authorized shares to be issued under the Incentive Plan. However, no more than 500,000 shares of Common Stock can be added to the Incentive Plan under this provision.

        The number of shares available for issuance under the Incentive Plan is subject to adjustment upon the occurrence of significant corporate events and other changes in capitalization. The shares of Company Common Stock offered under the Incentive Plan will be either authorized and unissued shares or issued shares which have been reacquired by the Company. Shares of Common Stock underlying awards that are terminated, cancelled or forfeited, and shares of restricted stock units that are cancelled, will be available for new awards under the Incentive Plan. Shares of outstanding restricted stock that were issued under the Incentive Plan or under any other Company-sponsored plan and which are cancelled in exchange for stock units under the deferred compensation feature of the Incentive Plan, shall be held in reserve as available shares under the Incentive Plan to be reissued as Common Stock when distributions are due under the deferred compensation feature of the Incentive Plan.

        Eligibility and Participation.    The officers and other key employees of the Company or any of its subsidiaries will be eligible to participate, including officers who are also directors of the Company, as the Committee in its sole discretion may designate from time to time. Currently, there are approximately 30 people who the Committee may designate as eligible to participate in the Incentive Plan. The designation of a participant to receive awards or grants under one portion of the Incentive Plan does not require the Committee to include the participant in other portions of the Incentive Plan. The Committee may also grant awards to non-employees who, in the judgment of the Committee, render significant service to the Company or any of its subsidiaries. No participant can receive awards under the Incentive Plan in any calendar year of more than 500,000 shares of Company Common Stock and $2,000,000 in cash.

        Amendment or Termination.    The Incentive Plan has a 10 year fixed expiration date from its effective date. However, the provisions of the Incentive Plan with respect to types of performance-based awards to "covered employees" under Section 162(m) of the Code, expire as of the fifth anniversary of the effective date of the Incentive Plan or from the date of any subsequent re-approval of the Incentive Plan provisions by the stockholders. The Committee establishes expiration and exercise dates on an award-by-award basis. The Board of Directors of the Company has the power to amend or terminate the Incentive Plan at any time. However, the Board will seek stockholder approval of any amendment requiring stockholder approval under applicable tax law, stock exchange rules or other regulations, and no amendment or termination of the Incentive Plan will, without the applicable participant's consent, adversely affect an award under the Incentive Plan.

        Change in Control.    In general, events which constitute a change in control include: (i) acquisition by a person, other than the Company, one of its subsidiaries or a Company benefit plan, of 25 percent or more of the outstanding Company Common Stock; (ii) the individuals who constitute the Board as of the effective date of the Incentive Plan (the "Incumbent Board") and any persons nominated by the Incumbent Board or nominated by such Incumbent Board nominee, no longer constitute at least two-thirds of the Board; (iii) approval by the stockholders of the Company of a reorganization, merger or consolidation, unless the beneficial owners of the Common Stock of the Company are the beneficial owners of at least 75 percent of the outstanding voting securities of the resulting entity; or (iv) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company or sale or other disposition of substantially all of the assets of the Company.

        In the event of a Change in Control, all stock options and stock appreciation rights outstanding on the date of the Change in Control immediately become exercisable, the restrictions on all restricted stock lapse, the stock units will be distributed in form of shares of Common Stock and all performance awards immediately become payable.

Summary of Incentive Plan Features

        Stock Options.    The Committee may grant to a participant incentive stock options, stock options which do not qualify as incentive stock options ("non-qualified stock options") or a combination of incentive and non-qualified stock options. The terms and conditions of stock option grants, including the quantity, price, waiting periods, and other conditions on exercise, are determined by the Committee. Incentive stock option grants are to be made in accordance with Section 422 of the Code.

        The exercise price for stock options is determined by the Committee at its discretion, provided that the exercise price per share for each incentive stock option must be at least equal to the fair market value of a share of Company Common Stock on the date when the stock option is granted.

        Restoration options may be granted in connection with the exercise of non-qualified stock options which a participant exercises by delivering shares of Company Common Stock or by having withheld shares from those otherwise issuable upon the exercise of non-qualified stock option, or with respect to which the participant's tax withholding liability is met by delivering shares or having shares withheld. In general, a restoration option entitles the holder to purchase a number of shares of Company Common Stock equal to the number of shares so delivered or withheld upon exercise of the original option. A restoration option will have a per share exercise price of not less than the fair market value of the underlying shares of Company Common Stock on the date of grant of the restoration option and have a term not longer than the remaining term of the original option at the time that the original option is exercised.

        Generally, a stock option and a stock appreciation right will terminate on the earlier of the expiration date specified in the award agreement or the termination of the participant's employment with the Company (whether by death, disability, retirement or other reason) so that no future benefits vest or accrue after termination of employment. The Committee has discretion to establish in each award agreement under the Incentive Plan how the termination of employment will affect the participant's vested options, such as setting the time periods after the termination date by which the vested stock options and stock appreciation rights must be exercised or forfeited.

        Subject to the Committee's discretion, the exercise of stock options generally will be done through a broker designated by the Company, and payment of the applicable option exercise price may be made in one or more "cashless" exercise forms, cash, Company Common Stock, a combination of cash and Company Common Stock or in any other form of consideration approved by the Committee.

        Stock Appreciation Rights.    Stock appreciation rights ("SARs") may be granted by the Committee to a participant either separate from or in tandem with non-qualified stock options or incentive stock options. SARs may be granted at the time of the stock option grant or, with respect to non-qualified stock options, at any time prior to the exercise of the stock option. SARs entitle a participant to receive, upon exercise of the SAR, a payment equal to (i) the excess of the fair market value of a share of Company Common Stock on the exercise date over the SAR exercise price, multiplied by (ii) the number of shares of Company Common Stock with respect to which the SAR is exercised. Upon exercise of SARs issued in tandem with stock options, the number of shares of Company Common Stock covered by the SAR's related stock option, if any, are correspondingly reduced.

        SARs granted in tandem with options are generally governed by the same terms and conditions as govern the related stock option and may only be exercised to the extent the related stock option is exercisable. The SAR expires if the related stock option is exercised and if the SAR is exercised, then the related stock option expires. Both the related stock option and SAR cannot be exercised simultaneously.

        The exercise prices of SARs are determined by the Committee, but in the case of SARs granted in tandem with stock options, may not be less than the exercise price of the related stock option. Upon exercise of SARs, payment is made in cash or in shares of Company Common Stock, or a combination of cash and shares of Company Common Stock, as determined at the discretion of the Committee.

        Restricted Stock.    The Committee may award to a participant shares of Company Common Stock subject to specified restrictions ("Restricted Stock"). The Restricted Stock is subject to forfeiture if the participant does not meet certain conditions such as continued employment over a specified forfeiture period (the "Forfeiture Period") and/or the attainment of specified performance targets over the Forfeiture Period. The terms and conditions of Restricted Share awards are determined by the Committee.

        Participants who have been awarded Restricted Stock will have all of the rights of a holder of outstanding Company Common Stock, including the right to vote such shares and to receive dividends. During the Forfeiture Period, the Restricted Stock is nontransferable and may be held in custody by the Company or its designated agent, or if the certificate contains a proper restrictive legend, by the participant. Upon the lapse or release of all restrictions, an unrestricted certificate will be provided to the participant.

        The Committee, in its sole discretion, may waive all restrictions with respect to a Restricted Stock award under appropriate circumstances (including the death, disability, or retirement of a participant, or a material change in circumstances arising after the date of grant) subject to such terms and conditions as the Committee deems appropriate.

        Stock Unit Awards.    If the Incentive Plan is amended and restated in accordance with this proposal, the Committee will be able to designate participants to receive stock units in exchange for the participant's outstanding stock option, restricted stock award or stock appreciation right, phantom stock or other compensation award that is payable solely in Company Common Stock, which was previously awarded under this Incentive Plan or any other benefit plan of the Company. A designated participant may irrevocably elect to defer the receipt of all or any portion of stock option gains (the number of shares of

Common Stock issuable upon exercise of the non-qualified stock option that exceed the number of shares delivered or deemed delivered in payment of the exercise price of such option) and receive a credit to the participant's stock unit account of an equivalent number of stock units. Similarly, a designated participant may irrevocably elect to defer the receipt of all or any number of shares of Common Stock issuable upon exercise of any stock appreciation rights, phantom stock awards or other compensation awards that are payable solely in shares of Common Stock and receive a credit to the participant's stock unit account of an equivalent number of stock units.

        In addition, a designated participant may irrevocably elect to defer the receipt of all or any number of shares of restricted stock and receive a credit to the participant's stock unit account of an equivalent number of stock units. Each share of restricted stock transferred to the Incentive Plan under this provision will be cancelled by the Company and no longer be outstanding. For each share of restricted stock so transferred to the Incentive Plan from any other benefit plan of the Company and cancelled, an additional share of Common Stock will be added to the authorized shares to be issued under the Incentive Plan. However, that the number of shares added to the Incentive Plan under this provision shall not exceed 500,000 shares.

        The vested stock units in a participant's account will only be distributed in the form of shares of Common Stock only upon the participant's termination of employment for any reason, or upon a Change in Control. The distribution will be made in a lump sum payment or in periodic payments over time as the participant may elect in accordance with procedures established by the Committee.

        These stock unit awards are intended to be unfunded for tax purposes under the Code and for purposes of the Employee Retirement Income Security Act of 1974, as amended, and the participants in these stock unit awards will be unsecured general creditors of the Company and have no claims or interest in any specific assets of the Company.

        Performance Awards.    The Committee may grant performance awards to participants under such terms and conditions as the Committee deems appropriate. A performance award entitles a participant to receive a payment from the Company (measured by the fair market value of the Common Stock, increases in such fair market value during the award period and/or a fixed cash amount), the amount of which is based upon the attainment of predetermined performance targets over a specified award period. Performance awards may be paid in cash, Company Common Stock or a combination thereof, as determined by the Committee.

        Award periods will be established at the discretion of the Committee to be two or more fiscal or calendar years. The performance targets will also be determined by the Committee and may, but need not, include specified levels of earnings per share, return on investment, return on stockholders' equity and/or such other goals related to the Company's or the individual's performance as are deemed appropriate by the Committee. When extraordinary circumstances occur which cause predetermined performance targets to be an inappropriate measure of achievement, the Committee, in its discretion, may adjust the performance targets.

        For performance awards to "covered employees" under Section 162(m) of the Code, the targets will be limited to specified levels of one or more of the specified "performance goals." The existing definition of "performance goals" means operating income, operating profit (earnings from continuing operations before interest and taxes), earnings per share, return on investment or working capital, return on stockholders' equity, economic value added (the amount, if any, by which net operating profit after tax exceeds a reference cost of capital), reductions in inventory, inventory turns and on-time delivery performance. The proposed amendment to the Incentive Plan would add the following to the definition of "performance goals" contained in the Incentive Plan, return on average capital employed, EBITDA (earnings before interest, taxes, depreciation and amortization), free cash flow, IBT (income before taxes), and any other measurement of business value, as additional performance-based goals which can be used by the Committee.

        If a participant terminates employment prior to the end of an award period, the participant generally will forfeit all rights to any performance award, unless otherwise provided by the Committee. The Committee, in its discretion, may determine to pay all or any portion of a performance award to a participant who has terminated employment prior to the end of an award period under certain circumstances (including death, disability, retirement or a material change in circumstances arising after the date of grant).

        Other Awards.    The Committee is authorized to grant any stock purchase rights or any other cash awards, Company Common Stock awards or other types of awards which are valued in whole or in part by reference to the value of Company Common Stock. The terms and conditions of such awards and the participants eligible for such awards will be determined by the Committee at its discretion.

        Short-Term Cash Awards.    The Incentive Plan authorizes performance-based annual cash incentive compensation to be paid to "covered employees" subject to Section 162(m) of the Code. The material terms of the annual incentive compensation feature of the Incentive Plan are as follows:

             (i)  The class of persons covered consists of those senior executives of the Company who are from time to time determined by the Committee to be subject to Section 162(m) of the Code.

            (ii)  The targets for annual incentive payments to "covered employees" (as defined in Section 162(m) of the Code), will consist only of the performance targets relating to quantifiable, objective measures of Company or individual performance as discussed under the section titled Performance Awards above. Use of any other target will require ratification by the stockholders if failure to obtain such approval would jeopardize tax deductibility of future incentive payments. Such performance targets will be established by the Committee on a timely basis to ensure that the targets are considered "preestablished" for purposes of Section 162(m) of the Code.

           (iii)  In administering the incentive program and determining incentive awards, the Committee will not have the flexibility to pay a "covered employee" more than the incentive amount indicated by his or her attainment under the applicable payment schedule. The Committee will have the discretion to reduce or eliminate the award that otherwise would be paid.

           (iv)  No awards under this section may be made to "covered employees" after the fifth anniversary of the effective date of the Incentive Plan or from the date of re-approval of the Incentive Plan provisions by the stockholders. However, the Incentive Plan does not preclude the Committee from approving other short-term incentive compensation arrangements for the benefit of persons who participate in the Incentive Plan as the Committee deems appropriate.

        Assumption of ATI Awards.    Pursuant to an Employee Benefits Agreement entered into in connection with the spin-off of the Company by ATI on November 29, 1999, the Company has issued shares of Common Stock under the Incentive Plan in connection with the assumption by the Company, at the time of the spin-off, of stock options and other stock awards previously issued by ATI. The Incentive Plan authorizes shares of Common Stock to be issued under the Incentive Plan to pay awards originally made and satisfy stock options originally granted under ATI stock compensation plans. The Common Stock issued under the Incentive Plan in satisfaction of the ATI compensation is governed by the terms of the ATI award or option agreement and the terms of the applicable ATI plan.

Tax Consequences

        The following is a summary of the principal federal income tax consequences of Incentive Plan benefits under present tax law. The summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign tax consequences.

        Stock Options.    No tax is incurred by the participant, and no amount is deductible by the Company, upon the grant of a stock option. At the time of exercise of a non-qualified stock option, the difference between exercise price and the fair market value of Company Common Stock will constitute ordinary income to the participant. The Company will be allowed a deduction equal to the amount of ordinary income recognized by the participant as a result of the exercise of the option.

        In the case of incentive stock options, although no income is recognized upon exercise and the Company is not entitled to a deduction, the excess of the fair market value of Company Common Stock on the date of exercise over the exercise price is counted in determining the participant's alternative minimum taxable income. If the participant does not dispose of the shares acquired on the exercise of an incentive stock option within one year after their receipt and within two years after the grant of the incentive stock option, gain or loss recognized on the disposition of the shares will be treated as long-term capital gain or loss.

        In the event of an earlier disposition of shares acquired upon the exercise of an incentive stock option, the participant may recognize ordinary income, to the extent of the excess of the fair market value of Company Common Stock on the date of exercise over the exercise price, and capital gain, to the extent of the excess of the amount realized on the sale of the Company Common Stock over the optionee's basis in the Company Common Stock (generally, the exercise price plus any ordinary income tax paid with respect to such earlier disposition) and the Company will be entitled to a deduction, equal to the amount of ordinary income recognized by the participant, when recognized by the participant. Whether the capital gain recognized is long-term or short-term will depend upon whether the one-year capital gain holding period has been met.

        SARs.    A participant will not recognize any income at the time of grant of SARs. Upon the exercise of SARs, the cash received will constitute ordinary income to the participant. If the participant receives shares of Company Common Stock upon exercise, the participant will recognize ordinary income equal to the excess of the fair market value of the shares of Company Common Stock on the day received over any amounts the participant paid for the shares. The Company will not be entitled to any federal income tax deduction at the time a SAR is granted or terminated. The Company will generally be entitled to a federal income tax deduction equal to the amount of ordinary income the participant is required to recognize at the time the participant exercises the SAR.

        Restricted Stock.    A participant will normally not recognize taxable income upon an award of Restricted Stock, and the Company will not be entitled to a deduction, until the lapse of the applicable restrictions. Upon the lapse of the restrictions, the participant will recognize ordinary taxable income in an amount equal to the fair market value of Company Common Stock as to which the restrictions have lapsed, and the Company will be entitled to a deduction in the same amount. However, a participant may elect under Section 83(b) of the Code to recognize taxable ordinary income in the year the Restricted Stock is awarded in an amount equal to the fair market value of the shares at that time, determined without regard to the restrictions. In that event, the Company will then be entitled to a deduction in the same amount. Any gain or loss subsequently recognized by the participant will be a capital gain or loss. If, after making a Section 83(b) election, any Restricted Stock is forfeited, or if the fair market value at vesting is lower than the amount on which the participant was taxed, the participant cannot then claim a tax deduction for the loss.

        Stock Unit Awards.    A participant will normally not be required to recognize income at the time the participant makes the irrevocable election to defer receipt of stock option gains, shares of restricted stock or shares of Company Common Stock in connection with stock appreciation rights, phantom stock awards or other types of compensation awards payable in shares of Company Common Stock in exchange for stock units under the Incentive Plan. Generally, the participant will be required to recognize ordinary compensation income when the shares of Company Common Stock are distributed from the Incentive Plan. The Company normally will not be entitled to a federal income tax deduction at the time the participant makes the deferral election, but will be entitled to a deduction at the time the shares of Company Common Stock are distributed to a participant from the Incentive Plan.

        Performance Awards and Other Awards.    Normally, a participant will not recognize taxable income upon the award of such grants. Subsequently, when the conditions and requirements for the grants have been satisfied and the payment determined, any cash received and the fair market value of any Company Common Stock received will constitute ordinary income to the participant. The Company will also then be entitled to a deduction in the same amount.

        Discretionary Gross-Up for Taxes.    The Committee has discretion as to any award under the Incentive Plan to grant a participant a separate cash amount at exercise, vesting or lapse of restrictions to meet mandatory tax withholding obligations or reimburse a participant for any individual taxes paid.

New Plan Benefits

        The grant of shares and other awards under the Incentive Plan is discretionary, and the Company cannot determine at this time the number of shares that will be granted or otherwise awarded in the future to any particular employee or group. For information regarding the Company's equity compensation plans, see "Equity Compensation Plan Information."

Vote Required

        The amendment and restatement of the Incentive Plan must be approved by a majority of the votes cast on this proposal by the holders of shares of the Company's Common Stock present or represented, and entitled to vote at the annual meeting, and the total votes cast on this proposal must represent over fifty percent of all outstanding shares of the Company's Common Stock. Abstentions will be counted only for purposes to determining the number of total votes cast on the proposal. Broker non-votes will not be counted as being entitled to vote, or as votes cast, on the proposal. If your shares are held in a brokerage account, in order to cast a vote on this proposal, you must give voting instructions to your broker. If you fail to specify instructions to your broker on how to vote on this proposal, your broker cannot vote your shares on this proposal. This amendment and restatement of the Incentive Plan will become effective on the date of approval by the stockholders of the Company. In the event that stockholder approval is not obtained, the proposed amendments will not take effect, but the existing provisions of the Incentive Plan will remain in effect.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE AMENDMENT OF THE 1999 INCENTIVE PLAN.

PROPOSAL THREE — RATIFICATION OF INDEPENDENT AUDITORS

        The Board of Directors, upon the recommendation of its Audit and Finance Committee, has appointed Ernst & Young LLP as independent auditors of the Company for its fiscal year ending September 30, 2004. Ernst & Young LLP was originally appointed to act as our independent auditors in 1999, when we became an independent public company, and they served in such capacity for each fiscal year since then. Ernst & Young LLP is knowledgeable about our operations and accounting practices and the Board believes that the firm is well qualified to act in the capacity of independent auditors.

        The proposal to ratify the selection of Ernst & Young LLP will be approved by the stockholders if it receives the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal. If you sign and return your proxy card, your shares will be voted (unless you indicate to the contrary) to ratify the selection of Ernst & Young LLP as our independent auditors for 2004. Broker non-votes will not be counted as being entitled to vote on the proposal and will not affect the outcome of the vote. If the stockholders do not ratify the selection of Ernst & Young LLP, the Board will reconsider the appointment of independent auditors.

        It is expected that representatives of Ernst & Young LLP will be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE SELECTION OF THE INDEPENDENT AUDITORS.

PROPOSAL FOUR — STOCKHOLDER PROPOSAL CONCERNING
BOARD DECLASSIFICATION

        The Company has been notified that a representative of Special Value Bond Fund II, LLC, c/o Tennenbaum Capital Partners, LLC, 11100 Santa Monica Boulevard, Suite 210, Los Angeles, California 90025, a stockholder representing 2,360,485 shares, has given notice that it intends to present the following proposal for consideration at the annual meeting:

  RESOLVED: The stockholders of Water Pik Technologies, Inc. (the "Corporation") request that the board of directors take all necessary actions in accordance with applicable state law to declassify the board of directors as soon as practicable so that all directors are elected annually.

  Supporting Statement

           The election of directors is the primary avenue for stockholders to influence corporate governance policies and to hold management accountable for its implementation of those policies. We believe that classification of the board of directors, which results in only a portion of the board being elected annually, is not in the best interests of the Corporation and its stockholders.

           The Corporation's board of directors is divided into three classes, with approximately one-third of all directors elected annually to three-year terms. Eliminating this classification system would require each director to stand for election annually and would give stockholders an opportunity to register their views on the performance of the board collectively and each director individually.

           We believe that electing directors in this manner is one of the best methods available to stockholders to ensure that the Corporation will be managed in a manner that is in the best interests of stockholders.

           The evidence indicates that stockholders are dissatisfied with classified boards. The Investor Responsibility Research Center reports that a record number of companies repealed their classified boards in 2003, and that at least 22 companies asked their stockholders to repeal their classified boards with an average level of support for these proposals of 85.5%.

           We therefore urge our fellow stockholders to support this reform. A number of other companies, including Bristol-Meyers Squibb, Coca-Cola Bottling Co., Dell and Dow Jones, have passed management proposals to declassify boards. We regard as unfounded the concern that the annual election of all directors could leave companies without experienced directors in the event that all incumbents are voted out by stockholders. In the unlikely event that stockholders do vote to replace all directors, such a decision would express dissatisfaction with the incumbent directors and would reflect the need for change.

        WE URGE YOU TO VOTE "FOR" THIS PROPOSAL.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" THE PROPOSAL CONCERNING BOARD DECLASSIFICATION. IF THE PROPOSAL IS APPROVED BY THE STOCKHOLDERS, THE BOARD WILL IMPLEMENT THE RECOMMENDED ACTION BY SUBMITTING A CHARTER AMENDMENT TO STOCKHOLDERS AT THE 2005 ANNUAL MEETING.

STOCK OWNERSHIP INFORMATION

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires our executive officers, Directors and persons who beneficially own more than 10 percent of a registered class of the Company's equity securities (collectively "Insiders"), to file with the SEC initial reports of ownership (Form 3) and reports of changes in ownership (Form 4 or Form 5) of our Common Stock and other equity securities of the Company. These persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

        Based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required during the year ended December 31, 2003, we believe that our Insiders complied with all Section 16(a) filing requirements in a timely manner.

Security Ownership

        The following table sets forth the number of shares of our Common Stock beneficially owned, directly or indirectly, by each person known to us to own beneficially more than five percent of our outstanding Common Stock, each Director, each of our Named Executive Officers and by our Directors and executive officers as a group, in each case based upon the beneficial ownership of such persons reported to us as of March 15, 2004, including shares as to which a right to acquire ownership exists within 60 days of March 15, 2004 (for example, through the exercise of stock options) within the meaning of Rule 13d-3(d)(1) under the Securities Exchange Act of 1934 unless otherwise indicated. Each person has sole voting and investment power with respect to the shares listed and each person's address is the address of our corporate offices, except where otherwise noted.

Beneficial Owner	Shares Owned	Shares Under Restricted Stock Plans(1)	Total Shares Beneficially Owned	Percent of Shares Outstanding As of March 15, 2004
Tennenbaum & Co., LLC(2) 11100 Santa Monica Blvd. Suite 210 Los Angeles, CA 90025	2,360,485	—	2,360,485	19.2%
Wells Fargo & Company(3) 420 Montgomery St. San Francisco, CA 94104	1,205,129	—	1,205,129	9.8%
Richard P. Simmons(4) Birchmere, Quaker Hollow Road Sewickley, PA 15143	859,190	—	859,190	7.0%
Royce & Associates, LLC(5) 1414 Avenue of the Americas, 9th Floor New York, NY 10019	715,400	—	715,400	5.8%
Singleton Group LLC(6) 335 North Maple Drive, Suite 177 Beverly Hills, CA 90210	699,981	—	699,981	5.7%
Michael P. Hoopis(7)	506,938	106,598	613,536	5.0%
Robert P. Bozzone(8)	370,477	3,000	373,477	3.0%
Victor C. Streufert(9)	232,959	65,928	298,887	2.4%
Robert A. Shortt(10)	195,733	63,466	259,199	2.1%
Robert J. Rasp(11)	135,933	52,078	188,011	1.5%
Richard P. Bisson(12)	92,291	38,412	130,703	1.1%
William G. Ouchi(13)	65,205	3,000	68,205	*
Charles J. Queenan, Jr.(14)	50,638	1,000	51,638	*
W. Craig McClelland(15)	27,154	3,000	30,154	*
F. Peter Cuneo(16)	10,920	4,000	14,920	*
Babette E. Heimbuch	3,343	5,000	8,343	*
All Directors and executive officers as a group (13 persons)(17)	1,877,483	395,089	2,272,572	18.5%

*
Less than one percent of the outstanding shares.

(1)
Subject to forfeiture if established service and other forfeiture conditions are not met.

(2)
Based solely upon information set forth in Schedule 13D dated January 11, 2001 and filed with the SEC on January 12, 2001, as amended on November 14, 2003 (filed November 17, 2003), amended December 4, 2003 (filed December 8, 2003) and amended January 27, 2004 (filed January 28, 2004). The number listed represents shares of our Common Stock beneficially owned by one or more members of a group consisting of Special Value Bond Fund, LLC, Special Value Bond Fund II, LLC, SVIM/MSM, LLC, SVIM/MSM II, LLC, Tennenbaum Capital Partners, LLC (formerly Special Value Investment Management), LLC, Tennenbaum Capital Partners, LLC and Michael E. Tennenbaum.

(3)
Based solely upon information set forth in Schedule 13G dated December 9, 2003 and filed with the SEC on December 10, 2003, as amended on January 16, 2004 (filed January 20, 2004) and amended February 12, 2004 (filed February 13, 2004).

(4)
Based solely upon information set forth in Schedule 13G/A dated February 4, 2003 and filed with the SEC on February 4, 2003, and information set forth in Schedule 13D dated May 30, 2003 and filed with the SEC on May 30, 2003. Mr. Simmons disclaims beneficial ownership of 11,895 shares of our Common Stock owned by the R. P. Simmons Family Foundation, a private charitable foundation to which Mr. Simmons serves as trustee.

(5)
Based solely upon information set forth in Schedule 13G dated February 9, 2004 and filed with the SEC on February 9, 2004.

(6)
Based solely upon information set forth in Schedule 13G dated April 19, 2000 and filed with the SEC on April 21, 2000. The number listed represents shares of our Common Stock beneficially owned by one or more members of a group consisting of William W. Singleton, Caroline W. Singleton and Donald E. Rugg.

(7)
Includes 453,840 shares of our Common Stock to which Mr. Hoopis has or will have the right to acquire within 60 days through the exercise of stock options.

(8)
Includes 127,098 shares of our Common Stock held by The Robert P. Bozzone Grantor Retained Annuity Trust II, as to which Mr. Bozzone serves as trustee, 121 shares of our Common Stock held in Mr. Bozzone's account as a participant in the Teledyne, Inc. 401(k) plan, 12,000 shares owned by Mr. Bozzone's wife to which he disclaims beneficial ownership and 9,000 shares of our Common Stock to which Mr. Bozzone has or will have the right to acquire within 60 days through the exercise of stock options.

(9)
Includes 15,000 shares of our Common Stock that are held by The Streufert Family Revocable Living Trust dated May 16, 1997, as to which Mr. Streufert serves as a trustee, and 101,103 shares of our Common Stock to which Mr. Streufert has or will have the right to acquire within 60 days through the exercise of stock options.

(10)
Includes 67,801 shares of our Common Stock to which Mr. Shortt has or will have the right to acquire within 60 days through the exercise of stock options.

(11)
Includes 122,189 shares of our Common Stock to which Mr. Rasp has or will have the right to acquire within 60 days through the exercise of stock options and 1,148 shares of our Common Stock held by Mr. Rasp in the Company's 401(k) plan.

(12)
Includes 81,141 shares of our Common Stock to which Mr. Bisson has or will have the right to acquire within 60 days through the exercise of stock options.

(13)
Includes 50,000 shares of our Common Stock owned by the William G. Ouchi Consultants, Inc. Money Purchase Pension Plan dated November 1, 1980, as to which Mr. Ouchi serves as a trustee, and 9,000 shares of our Common Stock to which Mr. Ouchi has or will have the right to acquire within 60 days through the exercise of stock options.

(14)
Includes 2,705 shares of our Common Stock owned by Mr. Queenan's wife to which he disclaims beneficial ownership and 9,000 shares of our Common Stock to which Mr. Queenan has or will have the right to acquire within 60 days through the exercise of stock options.

(15)
Includes 9,000 shares of our Common Stock to which Mr. McClelland has or will have the right to acquire within 60 days through the exercise of stock options.

(16)
Includes 7,000 shares of our Common Stock to which Mr. Cuneo has or will have the right to acquire within 60 days through the exercise of stock options.

(17)
Includes all Directors, Named Executive Officers and other executive officers as of March 15, 2004. Includes 127,424 shares of our Common Stock which two additional executive officers, combined, have or will have the right to acquire within 60 days through the exercise of stock options. See also notes (1) and (7) through (16) above.

EQUITY COMPENSATION PLAN INFORMATION

        Set forth below is a summary of the Company's securities authorized for issuance under equity compensation plans as of December 31, 2003:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)		(b)	(c)
Equity compensation plans approved by security holders	1,406,403	(1)	$8.37	178,543	(3)
Equity compensation plans not approved by security holders(2)	456,101		$8.93	121,904	(4)

Total	1,862,504		$8.51	300,447

(1)
Includes stock options under the Water Pik Technologies, Inc. 1999 Incentive Plan (the "Incentive Plan"), approved by stockholders in May 2000, which provides for awards of up to 12.0 percent of the outstanding shares of the Common Stock of the Company to selected officers and key employees. Also, includes stock options under the Water Pik Technologies, Inc. 1999 Non-Employee Director Stock Compensation Plan (the "Directors' Plan"), approved by stockholders in April 2001.

(2)
Consists of stock options granted under the Water Pik Technologies, Inc. Broad-Based Stock Option Plan (the "Broad-Based Plan"), approved by the Board of Directors on December 30, 1999. See "Equity Compensation Plans Not Approved by Security Holders" below for additional information.

(3)
Amount includes securities available under the Incentive Plan, The Directors' Plan and the Water Pik Technologies, Inc. Employee Stock Purchase Plan, which consists of the Stock Acquisition and Retention Program ("SARP") and the Employee Stock Purchase Program ("ESPP"). Types of awards available under the Incentive Plan include stock options, restricted stock and stock appreciation rights. Types of awards available under the Directors' Plan include stock options, restricted stock and common stock issued in payment for retainer fees. Under both the Incentive Plan and the Directors' Plan, the securities available for future issuance are reserved for any of such types of awards. Amount also includes 84,558 shares available for issuance under the SARP, which may only be granted as restricted stock awards.

(4)
Amount includes securities available under the Broad-Based Plan. See "Equity Compensation Plans Not Approved by Security Holders" below for additional information on the material features of the plan.

Equity Compensation Plans Not Approved by Security Holders

        The Company's Broad-Based Plan has not been approved by security holders. The Broad-Based Plan provides for nonqualified stock options that generally vest over a three-year period and expire ten years from the date of grant, and are granted to eligible employees other than officers and directors of the Company. The terms of the Broad-Based Plan state that the total number of shares authorized is 5.0 percent of the outstanding shares of the Common Stock of the Company, increased automatically if there is an increase in the Company's outstanding shares. However, in anticipation of the implementation of NYSE Rule 303A.08, which does not permit automatic increases in shares available based upon a formula in the plan (also known as an "evergreen formula") unless a plan has been approved by stockholders and is not more than 10 years in length, the Company ceased using the "evergreen" feature of the Broad-Based Plan effective June 30, 2003. On June 30, 2003, there were 76,241 shares available under the Broad-Based Plan. On December 31, 2003, there were 121,904 shares available under the Broad-Based Plan. The increase in available shares under the Broad-Based Plan between June 30 and December 31, 2003 was due to cancellation of unexercised stock option awards originally issued under the Broad-Based Plan and not through use of an "evergreen formula."

        The following Report on Executive Compensation and the performance graphs included elsewhere in this Proxy Statement do not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this Report or the performance graphs by reference therein.

REPORT ON EXECUTIVE COMPENSATION

        This report on executive compensation is furnished by the Personnel and Compensation Committee of the Board of Directors (the "Committee").

Executive Compensation Principles

        For 2003, the following principles have guided the Committee in establishing executive compensation programs:

  •
  Total executive compensation will be performance oriented, with a substantial portion of total compensation tied to internal and external measures of the Company's performance. Superior performance will significantly increase total compensation opportunities.

  •
  Total executive compensation will be competitive in the aggregate, using industry and market comparisons, including data supplied by Hewitt Associates and William M. Mercer, among other nationally recognized executive compensation consulting firms, to gauge the competitive marketplace.

  •
  The programs will attract, retain, and motivate an effective management team.

Compensation Components

        As described in more detail below, the Committee has adopted policies and programs relating to base salaries, short-term incentives and long-term incentives intended to achieve the goals underlying the principles discussed above. For 2003, executive compensation consisted of the following components:

        (1)    Base salary for all management positions are at the industry or market mean average for comparable positions unless there are sound reasons for significant variations. Judgment is the guiding factor in base salary determinations, as well as other compensation issues.

        (2)    Short-term incentives are provided under the Annual Incentive Plan ("AIP"). The AIP is a cash bonus plan which provides key executives of the Company, including the executive officers, the opportunity to earn an incentive award when certain financial and personal performance objectives are met. Under the AIP, individual participant target incentive awards range from 20 percent to 60 percent of the participant's annual base salary. Under the terms of the 2003 AIP, the maximum potential individual participant award is 225 percent of the participant's target award. For 2003 and 2004, 60 percent of the incentive award is based on the achievement of target net income, 20 percent is based upon achievement of target return on average capital employed and 20 percent is based on achievement of individual goals. The Committee may, in its discretion, amend the AIP and its goals, objectives and targets at any time.

        The bonus column of the Summary Compensation Table contains the annual incentive award for 2003 for each of our Named Executive Officers pursuant to the AIP.

        (3)    Long-term incentives for 2003 consisted of the following two components:

          (a)    The Performance Share Plan ("PSP") is a cash and stock option award plan designed to reward key executives for the achievement of pre-determined performance goals over a multi-year cycle (the "Performance Period"), which generally lasts three years. Participants include key executives whose actions directly affect the long-term success of the Company and are determined based on nomination by the Chief Executive Officer and approval by the Committee. The cash awards under the PSP are equal to each executive's AIP bonus target percentage times the executive's base salary at the end of the award period. The PSP stock option awards are equal to the annual stock option grant made to the executive in the year the PSP was initiated. The stock options vest ratably at the end of calendar years three, four, and five following the Performance Period, unless the predetermined performance goal was met, in which case vesting accelerates on February 15th of the year following the end of the Performance Period. For the current Performance Period beginning January 1, 2001 and ending December 28, 2003, the performance goal for the current Performance Period, cumulative earnings per share, was not met.

          (b)    Stock Acquisition and Retention Program — The Stock Acquisition and Retention Program ("SARP") is designed to encourage key executives to acquire and retain our Common Stock.

          SARP Plan Generally.    Under the SARP, certain key executives may purchase shares from the Company or designate, as being subject to the SARP, already-owned shares of our Common Stock. For every two shares purchased or designated under the SARP, there is automatically granted an award of one share of restricted stock. The restricted shares will generally vest over a five-year period. In addition, prior to the date that the restricted shares would otherwise vest, the restriction will lapse if there is a change in control of the Company or the participant retires or dies.

          Loan Provisions under the SARP.    A SARP participant can elect to purchase shares from the Company under the SARP by delivering cash or, prior to July 30, 2002, a promissory note. No payments of principal or interest with respect to a promissory note is required prior to the fifth anniversary of the date of the note. Thereafter, level monthly payments of principal and accrued interest are required for the remaining term of the note. The note may be repaid, at the participant's election, by the delivery to the Company shares of Common Stock, other than (i) shares of Common Stock credited to the participant's account under any tax qualified employee benefit plan sponsored by the Company, (ii) shares of Common Stock subject to outstanding and as yet unexercised stock options, and (iii) shares purchased under the plan or designated under the plan; provided, however, that shares of purchased or designated Common Stock can be used to repay the loan if at the time of such payment the participant is an active employee of the Company or a subsidiary, or the participant's employment terminated due to death, disability or retirement pursuant to the retirement policy of the Company. Prior to July 30, 2002, in accordance with the SARP terms, we would loan a participant the funds to purchase shares under the program at an interest rate equal to the minimum rate necessary to avoid imputed interest income under the federal income tax rules. The purchased shares are pledged and held as security for these loans.

          Shares Purchased or Designated under the SARP.    Under the terms of our SARP, for 1999, participant executives could make a one-time purchase or designation of a number of shares having a market price equal to a maximum of two times the participant's annual base salary. Those executives who purchased shares under the SARP during 1999 were not eligible to make additional purchases under the SARP during 2000. Two senior executives that did not participate in the SARP during 1999 made purchases under the SARP during 2000 equal to one times their annual base salaries. During 2001, seven executive officers made purchases under the SARP equal to one times annual base salary. During 2002, three senior executives made purchases under the SARP equal to one times their annual base salaries and one senior executive made a purchase at an amount less than his annual base salary. During 2003, one senior executive designated shares previously purchased on the open-market.

          Loan Repayments.    In October 2003 and February 2004, four executives, including the Chief Executive Officer, fully repaid their SARP loans to the Company in accordance with their terms of the loans by tendering SARP purchased shares to the Company. In February 2004, the remaining three executives with outstanding SARP loans entered into stock trading plans with the Company pursuant to SEC Rule 10b5-1 that set forth the terms under which such executives will repay their SARP loans by tendering SARP purchased shares to the Company.

          SARP Forfeiture Provisions.    The SARP forfeiture provisions are applicable to the restricted stock awarded under the SARP. Unless the Committee provides a waiver, the SARP provides for the forfeiture of the shares of restricted stock awarded under the SARP if within five years from the date of grant (i) the SARP participant transfers, sells or otherwise disposes of the related purchased or designated Common Stock other than to a permitted transferee or in a transaction constituting a change in control or (ii) the employment of the SARP Participant with the Company and its affiliates terminates for any reason or (iii) the SARP participant defaults on the loan, if any, used to purchase the related purchased Common Stock. The forfeiture provisions apply during the forfeiture period to shares purchased for cash, to designated shares, and to shares purchased with the proceeds of a loan from the Company (whether the event causing forfeiture occurs before, in connection with, or after the repayment of the loan). During January 2003, the Committee exercised its authority under the SARP to waive the forfeiture of the shares of restricted stock for the period from February 1, 2003 through August 1, 2004 in connection with the transfer of shares to the Company in repayment of a loan under the SARP program or the sale of purchased shares on the open market that are necessary to cover capital gains taxes that may be due as a result of tendering SARP shares to the Company to repay loans.

          (c)    Stock Options — No stock options were granted to the Chief Executive Officer or any other executive officers during 2003.

        For 2004, the Committee intends to continue to closely examine compensation programs of comparable businesses within our industry segment, other relevant market data from various industry sources as well as internal Company performance metrics to determine whether our current compensation plans are appropriate and further the best interests of the Company and its stockholders.

Compensation of Chief Executive Officer

        The 2003 base salary and incentive compensation of Michael P. Hoopis, President and Chief Executive Officer of the Company, was established by the Committee in accordance with the general compensation principles described above.

        Mr. Hoopis' base salary was $450,000 from October 2000 through June 2002. The Committee did not consider an increase in Mr. Hoopis' salary in October 2001, his annual salary review date, due to a company-wide wage freeze implemented in April 2001. Mr. Hoopis' salary was reviewed in July 2002 and July 2003, and his annual base salary was increased to $480,000 and $510,000 respectively. When annualized, Mr. Hoopis' annual base salary growth represents 3 percent year-over-year for 2002 and 2003, positioning Mr. Hoopis competitively with respect to market levels.

        For 2003, the target opportunity for Mr. Hoopis' annual incentive award was set at 60 percent of his base salary. Under the AIP, this would be the amount of the incentive award if the Company and Mr. Hoopis achieved 100 percent of the financial and individual performance objectives. On January 28, 2004, the Committee determined the award amounts for all participants, pursuant to the AIP. In determining the awards, the Committee reviewed the Company's performance against target measures of net income and return on capital employed as well as individual participant goal achievement. The Committee determined that Mr. Hoopis' award under the AIP would be $281,000 based on actual Company and individual goal achievement.

        Mr. Hoopis has been granted options to purchase our Common Stock periodically during his tenure as President and CEO of the Company. Stock options are designed to provide long-term incentives consistent with industry and market comparisons. Mr. Hoopis also holds options to purchase 71,564 shares of our Common Stock that were converted from options granted to him by ATI prior to our spin-off from ATI. Mr. Hoopis' ATI-conversion options are fully vested at this time. On November 30, 1999, Mr. Hoopis received options to purchase 279,333 shares of our Common Stock, the final 50 percent of which fully vested during 2001. In October 2000, Mr. Hoopis was granted an option to purchase 43,472 shares of Common Stock pursuant to our PSP. Mr. Hoopis' PSP options vest at the rate of one-third per year commencing December 31, 2003 under the terms of the PSP, since the performance goals for accelerated vesting were not met. In October 2000, Mr. Hoopis received an option to purchase 43,472 shares of our Common Stock, an option in October 2001 to purchase 43,472 shares of our Common Stock, and an option in October 2002 to purchase 48,000 shares of our Common Stock, all grants being part of our annual stock option grant to selected employees under the 1999 Incentive Plan. There were no options granted during 2003. Mr. Hoopis' annual grant options vest at the rate of one-third per year commencing one year after the grant date.

        Mr. Hoopis participated in our SARP during 1999, 2001 and 2002. In November 1999, he purchased 108,108 shares of our Common Stock and received a corresponding restricted stock grant of 54,054 shares pursuant to the Plan. In May 2001, Mr. Hoopis purchased 56,922 shares of our Common Stock and received a corresponding restricted stock grant of 28,461 shares of our Common Stock pursuant to the plan. In February 2002, Mr. Hoopis purchased 48,166 shares of our Common Stock and received a corresponding restricted stock grant of 24,083 shares of our Common Stock pursuant to the plan. All of Mr. Hoopis' purchases under the SARP were made through loans from the Company in accordance with the terms of the plan prior to July 30, 2002. Loans become due under the SARP on a monthly basis starting five years after commencement of the loan and continuing for an additional five years. Mr. Hoopis fully repaid his SARP loans in February 2004 by tendering shares that he purchased under the SARP to the Company, as permitted under the terms of the SARP.

Deductibility of Executive Compensation

        Section 162(m) of the Internal Revenue Code ("Code") imposes limits on tax deductions for annual compensation paid to a chief executive officer and the four other most highly compensated officers unless the compensation qualifies as "performance-based" or is otherwise exempt under the law. The Company's 1999 Incentive Plan is intended to meet the deductibility requirements of the regulations promulgated under Section 162(m). However, the Committee may determine in any year that it would be in the best interests of the Company and its stockholders for awards to be paid that would not satisfy the requirements of Section 162(m) for deductibility.

Respectfully Submitted:

                      THE PERSONNEL AND COMPENSATION COMMITTEE

                          Charles J. Queenan, Jr., Chair
                          W. Craig McClelland
                          William G. Ouchi

Compensation Committee Interlocks and Insider Participation

        During 2003, Messrs. Queenan, Ouchi and McClelland were members of the Personnel and Compensation Committee and Messrs. Ouchi and McClelland were members of the Stock Incentive Award Subcommittee until the Subcommittee was eliminated in April 2003. No member of the Personnel and Compensation Committee is or has been an officer or employee of the Company. In December 2000, Mr. Bozzone became the Chairman, Chief Executive Officer and President of ATI, the Company's former parent, and continued in such roles until May 2001, thereafter remaining as Chairman of ATI. Messrs. Queenan, McClelland and Ouchi are members of the Personnel and Compensation Committee of ATI, the former parent of the Company. Messrs. McClelland and Ouchi also serve as members of the Stock Incentive Award Subcommittee of ATI.

        Mr. Queenan retired in 1995 from a law firm, Kirkpatrick & Lockhart LLP, that occasionally provides services to the Company. We are advised that the law firm does not compensate Mr. Queenan nor does he participate in its earnings or profits. Since his retirement, Mr. Queenan has held the fundamentally honorary title of senior counsel to the law firm. Mr. Queenan has been determined to be independent under the NYSE rules relating to non-employee board members and audit committee members.

EXECUTIVE COMPENSATION

Summary Compensation Table

        Shown below is information concerning the annual and long-term compensation for the Chief Executive Officer of the Company and the other four most highly compensated executive officers (the "Named Executive Officers") of the Company for the year ended December 2003. The table below sets forth all compensation paid to the Named Executive Officers by the Company from January 1, 2001 through December 31, 2003.

Long-Term Compensation
Annual Compensation
Restricted Stock Awards ($)(3)
Name and Principal Position(s)	Fiscal Year*	Salary($)	Bonus ($)(1)	Other Annual Compensation($)(2)				Securities Underlying Options(#)(4)	All Other Compensation($)(5)
Michael P. Hoopis President and Chief Executive Officer	2003 2002 2001	$504,236 464,427 450,008	$281,000 149,000 191,000	$	— — 104,237	$	— 224,996 225,127	— 48,000 43,472	$41,910 48,919 72,746
Robert A. Shortt Executive Vice President, Sales, Marketing and Business Development	2003 2002 2001	$288,539 270,962 260,000	$118,000 55,000 75,000	$	— — 73,943	$	— 129,992 130,073	— 21,000 24,151	$17,262 18,816 31,796
Victor C. Streufert Vice President, Finance and Chief Financial Officer	2003 2002 2001	$271,379 250,965 240,011	$112,000 67,000 85,000	$	— — —		$55,162 119,996 120,066	— 20,000 22,219	$21,873 26,036 26,287
Robert J. Rasp Vice President and General Manager — Pool Products and Heating Systems	2003 2002 2001	$243,248 209,941 207,867	$100,000 55,000 70,000	$	— — —	$	— 74,993 104,057	— 15,000 15,457	$17,327 22,007 28,553
Richard P. Bisson Vice President, Operations	2003 2002 2001	$235,174 217,668 201,406	$101,000 60,000 75,000	$	— — —	$	— — 100,750	— 15,000 19,321	$15,983 20,940 20,062

*
The Company is reporting compensation for fiscal years 2001, 2002 and 2003 in accordance with applicable regulations of the SEC. The Company operates on a 52- or 53-week fiscal year ending on the last Sunday closest to its fiscal year end. Each fiscal year consists of four 13-week quarters, with an extra week added to the fourth quarter every five or six years.

(1)
The row for fiscal year 2003 reflects bonuses for 2003 paid in 2004 by the Company. The row for fiscal year 2002 reflects bonuses for 2002 paid in 2003 by the Company. The row for fiscal year 2001 reflects bonuses for 2001 paid in 2002 by the Company.

(2)
Includes payment of $80,000 in 2001 to Mr. Hoopis, as required under his employment contract with the Company. Includes payment of $60,000 in 2001 to Mr. Shortt, as required under his employment contract with the Company.

(3)
Represents the values of $7.36, $9.34 and $7.91 of restricted Company Common Stock awarded in 2003, 2002 and 2001, respectively, to the Named Executive Officers under the SARP, calculated based upon the average of the high and low sales price of a share of our Common Stock during a ten trading day period preceding the award date, according to the terms of the SARP. The closing price of our Common Stock on the grant dates for the restricted stock was $7.30, $9.22 and $7.90 in 2003, 2002 and 2001, respectively. The SARP is described under the caption "Report on Executive Compensation — Compensation Components." The aggregate number of shares and value of all restricted stock awards to the Named Executive Officers under the SARP using the closing market price of $12.85 on December 26, 2003 (the last trading day of the Company's fiscal year) was: Mr. Hoopis, 106,598 shares ($1,369,784); Mr. Shortt, 63,466 shares ($815,538); Mr. Streufert, 65,928 shares ($847,175); Mr. Bisson 38,412 shares ($493,594); and Mr. Rasp 52,078 shares ($669,202). The restricted stock awards relating to the aggregate amounts reported in the preceding sentence were made during 1999, 2001 and 2002, and such restricted stock vests five years from the date of grant. If any dividend is declared on our Common Stock, the shares of restricted Common Stock granted to the Named Executive Officers will participate on an equal basis.

(4)
Reflects options granted under the Company's 1999 Incentive Plan. With respect to Messrs. Hoopis and Rasp, such amount does not include the conversion of options originally granted under the ATI Incentive Plan which were converted into economically equivalent options to purchase our Common Stock in connection with the spin-off.

(5)
Includes the Company's basic and matching contributions under our retirement plan (which includes a 401(k) plan feature) and deferred compensation plan for 2003 and 2002, respectively, in the amounts of $36,194 and $43,157 for Mr. Hoopis, $15,755 and $17,298 for Mr. Shortt, $20,303 and $24,697 for Mr. Streufert, $14,949 and $19,913 for Mr. Bisson, and $16,895 and $21,576 for Mr. Rasp. Also includes life insurance premiums in the amount of $5,715 for Mr. Hoopis, $1,507 for Mr. Shortt, $1,570 for Mr. Streufert, $1,035 for Mr. Bisson, and $432 for Mr. Rasp.

Stock Options

Option Grants in Last Fiscal Year

        There were no stock options granted to the Named Executive Officers in 2003.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values

        The table below sets forth information with respect to stock options exercised by the Named Executives Officers during the fiscal year ended December 2003. In addition, it indicates the number and value of vested and unvested options held by the Named Executive Officers as of the end of the fiscal year ended December 2003.

				Value of Unexercised In-the-Money Options at FY-End($)(1)
			Number of Securities Underlying Unexercised Options at FY-End(#)
	Shares Acquired On Exercise(#)	Value Realized($)
Name			(Exercisable/Unexercisable)	(Exercisable/Unexercisable)
Michael P. Hoopis	0	$0	453,840 / 75,473	$2,145,918 / $333,773
Robert A. Shortt	0	0	117,801 / 38,152	600,333 / 172,131
Victor C. Streufert	0	0	101,103 / 35,554	513,500 / 159,962
Richard P. Bisson	0	0	81,141 / 29,322	412,153 / 133,485
Robert J. Rasp	0	0	122,189 / 25,458	510,232 / 113,830

(1)
The "value of unexercised in-the-money options" is calculated by subtracting the exercise price per share from $12.97, which was the average of the high and low sales prices of a share of our Common Stock on the NYSE on December 26, 2003 (the last trading day of the Company's fiscal year).

Employment Contracts, Termination of Employment and Change in Control Arrangements

        Effective October 23, 2001, the Company entered into amended and restated employment agreements with each of its seven executive officers, including the Named Executive Officers. The amended and restated employment agreements superceded and replaced the employment agreements that existed prior to October 23, 2001 ("prior agreements") between the Company and each of the executive officers. The amended and restated employment agreements are in substantially the same form and have a rolling one year term which is automatically extended for one month at the end of each month during the term unless written notice is given by either party. The amended and restated employment agreements also contain severance benefits in the event of termination of the executive as a result of death, disability, termination by the Company without cause or termination by the executive for good reason, including in the event of a change in control, and certain other benefits including but not limited to certain welfare benefits, vacation, auto allowance and tax preparation and financial planning services. All terms, such as "good reason," "change in control" and "welfare benefits," are defined in the agreements.

        Mr. Hoopis has an employment agreement with the Company that provides for a base salary of $450,000, which may be increased at the discretion of the Personnel and Compensation Committee, and a target bonus under our AIP of 60 percent of his base salary based on Company financial and individual performance. The employment agreement has the following severance benefits: (i) in the event of termination as a result of death, two times base salary and two times target bonus (calculated as if 100 percent of all Company financial and personal performance objectives were achieved), (ii) in the event of termination as a result of disability, two times base salary, two times target bonus (calculated as if 100 percent of all Company financial and personal performance objectives were achieved) and continuation of welfare benefits for the remainder of the term of the agreement, and (iii) in the event of termination by the Company without cause or termination by Mr. Hoopis for good reason, other than change in control, two times base salary, two times target bonus (calculated as if 100 percent of all Company financial and personal performance objectives were achieved) and continuation of welfare benefits for two years or until covered by comparable welfare benefits.

        Mr. Hoopis' employment agreement contains the following severance benefits in the event of termination by the Company without cause or resignation by Mr. Hoopis for good reason, either event occurring within two years after a change in control: three times base salary, three times target bonus (calculated as if 100 percent of all corporate and personal performance objectives were achieved), prorated bonus for the year of termination (calculated as if 120 percent of Company financial and personal goals were achieved), prorated cash payment from our PSP (calculated as if 120 percent of Company financial and personal goals were achieved), vesting of all outstanding stock options, removal of restrictions on all restricted stock awards, vesting of any employer contribution to the non-qualified deferred compensation plan, outplacement services and continuation of welfare benefits for three years or until covered by comparable welfare benefits. In addition, Mr. Hoopis' employment agreement provides that the Company may defer payments that would exceed the cap under Section 162(m) of the Code, except in the event of termination for good reason within two years after a change in control. Mr. Hoopis' employment agreement also provides that any severance payments made shall be increased, if necessary, to eliminate the impact of any excise tax imposed under Section 4999 of the Code or special tax (not ordinary income tax) imposed by any state or local authority.

        Mr. Shortt has an employment agreement with the Company that provides for a base salary of $260,000 and a target bonus under our AIP of 45 percent of his base salary. Mr. Streufert has an employment agreement with the Company that provides for a base salary of $240,000 and a target bonus under our AIP of 45 percent of his base salary. Mr. Rasp has an employment agreement with the Company that provides for a base salary of $208,111 and a target bonus under our AIP of 45 percent of his base salary. Mr. Bisson has an employment agreement with the Company that provides for a base salary of $201,400 and a target bonus under our AIP of 45 percent of his base salary.

        All of the base salaries of the Named Executive Officers set forth in the employment agreements have been increased at the discretion of the Personnel and Compensation Committee. The current base salaries for Messrs. Hoopis, Shortt, Streufert, Rasp and Bisson are $510,000, $286,000, $270,300, $240,000 and $232,617, respectively. The actual bonus award amounts under our AIP are determined in the discretion of the Personnel and Compensation Committee based on Company financial and individual performance. The employment agreements for Messrs. Shortt, Streufert, Rasp and Bisson all contain substantially identical provisions to Mr. Hoopis' employment agreement with respect to severance benefits and other terms, except that the amounts for payment of base pay and bonus and continuation of welfare benefits in the event of termination are one year less than the amounts provided in Mr. Hoopis' agreement.

        Each of the Named Executive Officers has stock option agreements relating to each stock option award and restricted stock award agreements relating to restricted stock awarded in connection with purchases under our SARP. Under the terms of the stock option agreements and restricted stock award agreements, upon a change in control, as such term is defined in the agreements, all unvested stock options will vest and all restrictions will be removed from restricted stock.

COMPARATIVE STOCK PERFORMANCE

        The following performance graph compares the total stockholder return of an investment in our Common Stock to that of the New York Stock Exchange Market Index and the Russell 2000 Index for the period commencing November 30, 1999, the date on which our Common Stock was first publicly traded, and ending on December 31, 2003. Due to the Company's diverse product lines, no suitable peer group has been determined; accordingly, the Russell 2000 Index is included for comparison of issuers with the closest available market capitalizations to the Company. The graph assumes that the value of the investment in our Common Stock was $100 on November 30, 1999, the first day of "regular way" trading of our Common Stock, in each of our Common Stock, the Russell 2000 Index and the New York Stock Exchange Market Index and that all dividends were reinvested. No cash dividends have been paid or declared on our Common Stock. The historical information set forth below is not necessarily indicative of future performance. We do not make or endorse any predictions as to future stock performance.

        In accordance with the rules of the Securities and Exchange Commission, this presentation is not incorporated by reference into any of our registration statements under the Securities Act of 1933, as amended.

COMPARISON OF CUMULATIVE TOTAL RETURN
AMONG WATER PIK TECHNOLOGIES, INC.,
RUSSELL 2000 INDEX AND NYSE MARKET INDEX

ASSUMES $100 INVESTED ON NOVEMBER 30, 1999
ASSUMES DIVIDEND REINVESTMENT
FISCAL YEAR ENDED DECEMBER 31, 2003

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS WITH THE COMPANY

        ATI Tax Sharing and Indemnification Agreement.    The Tax Sharing and Indemnification Agreement between the Company and ATI allocates certain tax liabilities and obligations between ATI and us. This agreement provides that we will indemnify ATI and its directors, officers, employees, agents and representatives for any taxes imposed on, or other amounts paid by, them, or ATI's stockholders, if we take actions or fail to take actions that result in the spin-off not qualifying as a tax-free distribution. The significant restrictions imposed by the Tax Sharing and Indemnification Agreement expired on November 29, 2001 and the remaining restrictions expired on January 3, 2003. During fiscal year 2003, certain of our Directors also served as directors of ATI.

        Kirkpatrick & Lockhart LLP.    The Company occasionally uses the law firm of Kirkpatrick & Lockhart LLP to perform services for the Company. Charles J. Queenan, Jr., a member of the Company's Board of Directors, is Senior Counsel to that law firm. See the section in the Proxy Statement entitled "Compensation Committee Interlocks and Insider Participation" for additional information.

        Loans Under Stock Acquisition and Retention Program.    Under the terms of our SARP, and prior to July 30, 2002 eligible participants could deliver a promissory note, payable to the Company, as payment for the purchase price of shares of our Common Stock purchased under the program. Each note has a term of not more than 10 years and is secured by the shares of our Common Stock being purchased with the note. Interest accrues on the notes at a rate, as determined on the applicable purchase date, equal to the then applicable federal rate but not lower than the minimum rate necessary to avoid imputed interest under applicable federal income tax laws. The rate used for the five November 1999 SARP loans was 6.29 percent. The rate used for the one February 2000 SARP loan was 6.66 percent. The rate used for the one May 2000 SARP loan was 6.11 percent. The rate used for the seven May 2001 SARP loans was 5.36 percent. The rate used for the four February 2002 SARP loans was 5.52 percent. On July 30, 2002, Congress enacted the Sarbanes-Oxley Act of 2002, which among other things, prohibited loans by public companies to their officers or directors. As a result, we no longer grant loans under the SARP to officers to purchase our Common Stock.

        In connection with the SARP, the following executive officers have delivered promissory notes to the Company: Michael P. Hoopis, Robert A. Shortt, Victor C. Streufert, Richard P. Bisson, Robert J. Rasp, Theresa Hope-Reese and Richard D. Tipton. In all cases, the promissory notes were incurred to pay the purchase price of our Common Stock purchased under the SARP. The amount of indebtedness outstanding under the promissory notes as of February 28, 2004 were $1,009,977 principal and $219,774 interest for Mr. Shortt; $929,979 principal and $202,173 interest for Mr. Streufert, and $381,085 principal and $87,389 interest for Ms. Hope-Reese. Messrs. Bisson, Rasp and Tipton repaid their SARP loans to the Company in October 2003, and Mr. Hoopis repaid his SARP loan in February 2004, by tendering shares of Company stock to the Company as permitted under the terms of the SARP.

        Executive Officer Loan.    On December 3, 2001, the Company loaned $196,311 to Robert A. Shortt, an executive officer of the Company. As of February 28, 2004, the principal amount of the loan was $196,311 and the accrued interest was $22,914. The loan was intended to allow Mr. Shortt to refinance a promissory note owed by him to his former employer, CSK Auto Corporation. The interest rate on the promissory note is 4.99 percent. Payments are due monthly commencing December 1, 2004 and continuing for five years. The note is partially secured by 1,000 shares of CSK common stock owned by Mr. Shortt and 33,108 shares of restricted Company Common Stock owned by Mr. Shortt.

OTHER BUSINESS

        We know of no business that may be presented for consideration at the Annual Meeting other than the four action items indicated in the Notice of Annual Meeting of Stockholders. If other matters (including adjournments) are properly presented at the Annual Meeting, the persons designated as proxies in your proxy card may vote on such matters at their discretion. However, the persons designated as proxies do not have the authority to vote the shares represented by the proxies for an adjournment or postponement for the purpose of soliciting additional proxies in favor of the election of Michael P. Hoopis and William G. Ouchi as Class II directors, the amendment of the Company's 1999 Incentive Plan, the ratification of appointment of Ernst & Young, LLP as Independent Auditors and the Stockholder Proposal—Board Declassification.

Nominations by Stockholder

        In a letter dated January 27, 2004 signed by Michael E. Tennenbaum as Managing Member (the "Tennenbaum Notice"), Special Value Bond Fund II, LLC ("SVBFII"), a stockholder of record of the Company, notified us that it nominates Michael E. Tennenbaum and Mark K. Holdsworth for election as directors to fill the two Class II director positions whose terms expire at the 2004 Annual Meeting of Stockholders. In addition, SVBFII notified us that it nominates Howard Levkowitz in the event there are in excess of two director positions to be filled at the 2004 Annual Meeting of Stockholders. Messrs. Tennenbaum, Holdsworth and Levkowitz are collectively referred herein to as the "Tennenbaum Nominees." Pursuant to a joint filing agreement on behalf of SVBFII and various affiliates, Tennenbaum Capital Partners, LLC filed the Tennenbaum Notice on January 27, 2004 with the Securities and Exchange Commission in an amendment to its Schedule 13D. That filing contains information regarding the Tennenbaum Nominees. On March 16, 2004, preliminary proxy materials seeking proxies for the election of Messrs. Tennenbaum and Holdsworth was filed by Tennenbaum Capital Partners, LLC, Special Value Bond Fund, LLC, Special Value Bond Fund II, LLC, SVIM/MSM, LLC, SVIM/MSM II, LLC, Tennenbaum & Co., LLC and Michael E. Tennenbaum. We have listed, on Annex C to this Proxy Statement, information regarding the participants that the Company intends to use in opposing the solicitation by such persons.

OTHER INFORMATION

Annual Report on Form 10-K

        COPIES OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, WITHOUT EXHIBITS, CAN BE OBTAINED WITHOUT CHARGE FROM THE CORPORATE SECRETARY AT 23 CORPORATE PLAZA, SUITE 246, NEWPORT BEACH, CALIFORNIA 92660 OR (949) 719-3700.

Cost of Proxy Solicitation

        We pay the cost of preparing, assembling and mailing this Proxy Statement and enclosed proxy card and all other costs of soliciting proxies on behalf of the Company. We will reimburse banks, brokers and other nominee holders for reasonable expenses they incur in sending these proxy materials to our beneficial stockholders whose stock is registered in the nominee's name. Officers and regular employees of the Company intend to, but without compensation other than their regular compensation, solicit proxies using only the following methods, further mailing, personal conversations, telephone, facsimile, and electronic means. We have retained MacKenzie Partners, Inc., 105 Madison Avenue, New York, NY 10016, to aid in the solicitation. We will pay a fee to MacKenzie for such services, which we do not expect to exceed $              plus reasonable out-of-pocket expenses. MacKenzie anticipates it will use approximately 65 persons to solicit proxies. Although no precise estimate can be made at this time, we anticipate that the aggregate amount we will spend in connection with the solicitation of proxies will be approximately $              of which approximately $              has been incurred to date. This amount includes fees payable to MacKenzie, but excludes salaries and expenses of our officers, directors and employees and the normal expenses of preparing for our annual meeting.

Consents Regarding Delivery of Proxy Materials

        Any stockholders sharing an address and currently receiving multiple copies of our Annual Report and Proxy Statement may consent to the delivery of a single copy of each of those documents to that address by notifying us at the address below. That consent will not apply to any other documents, but will continue with respect to the consenting stockholder until revoked by that stockholder. Only one Annual Report and one Proxy Statement are being delivered to two or more of our stockholders who share an address and have consented to delivery in this manner unless we have received contrary instructions from one of more of those stockholders. If you are a stockholder at a shared address to which a single copy of each of these documents was delivered, you may request separate copies of the Annual Report and Proxy Statement or revoke your consent to the delivery of a single copy of these documents to your address by writing to our Secretary at 23 Corporate Plaza, Suite 246, Newport Beach, California 92660 or telephoning him at (949) 719-3700. We will promptly deliver the requested copies upon receipt of your request and, should you revoke your consent, we will begin sending individual copies of such documents to you within 30 days of that revocation.

        A stockholder may elect to receive future Annual Reports, Proxy Statements and related proxy materials electronically over the Internet instead of receiving paper copies in the mail. If your shares are registered in your own name, you may consent to the future delivery of these documents via the Internet by notifying us at the address below. If your shares are held by a nominee holder, you should contact that nominee holder to inquire about the availability of Internet delivery of these documents. If you consent to Internet delivery of these documents, a notation will be made on your account and we will continue Internet delivery of these documents for all future annual meetings until you revoke your consent. When the Annual Report, Proxy Statement and related Proxy materials for future Annual Meetings become available, you will receive a notice instructing you on how to access these documents over the Internet. You may revoke your consent to Internet delivery or request paper copies of any of these documents without revoking your consent by sending a written request to our Secretary at 23 Corporate Plaza, Suite 246, Newport Beach, California 92660.

        We will provide any of our stockholders with a copy of our Annual Report on Form 10-K, without exhibits, free of charge upon our receipt of a request made in either manner described above.

2005 Annual Meeting and Stockholder Proposals

        Under Rule 14a-8 of the Securities and Exchange Commission, proposals of stockholders intended to be presented at the 2005 Annual Meeting of Stockholders must be received no later than 120 days before the first anniversary of the release of Proxy materials for the 2004 meeting for inclusion in the Proxy Statement and Proxy card for that meeting. However, if the date of the Company's 2005 Annual Meeting changes by more than 30 days from the date of the previous year's meeting, then the deadline is a reasonable time before the Company begins to print and mail its proxy materials. In addition, our certificate of incorporation provides that in order for nominations or other business to be properly brought before an Annual Meeting by a stockholder, whether or not the business is included in the Proxy Statement and Proxy card for that meeting, the stockholder must give timely notice thereof in writing to the Secretary. To be timely, a stockholder's notice must be delivered to the Secretary not less than 75 days and not more than 90 days prior to the first anniversary of the preceding year's Annual Meeting. If, however, the date of the 2005 Annual Meeting of Stockholders is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, to be timely, notice by the stockholder must be so delivered not earlier than the 90th day prior to such Annual Meeting and not later than the later of the 60th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. Our certificate of incorporation also requires that such notice contain certain additional information. Copies of the certificate of incorporation can be obtained without charge from our Secretary.

                      By order of the Board of Directors,

                      Richard D. Tipton
                       Secretary

March     , 2004

ANNEX A

WATER PIK TECHNOLOGIES, INC.

1999 INCENTIVE PLAN

(As Amended and Restated as of                          , 2004)

ARTICLE I

PURPOSE AND ADOPTION OF THE PLAN

        1.01.    Purpose.    The purpose of the Water Pik Technologies, Inc. 1999 Incentive Plan (hereinafter referred to as the "Plan") is to assist in attracting and retaining highly competent employees, to act as an incentive in motivating selected officers and other key employees of Water Pik Technologies, Inc. and its Subsidiaries to achieve long-term corporate objectives and to enable cash incentive awards to qualify as performance-based for purposes of the tax deduction limitations under Section 162(m) of the Code.

        1.02.    Adoption and Term.    The Plan has been approved by the Board of Directors of Water Pik Technologies, Inc., to be effective as of the effective date of the distribution by Allegheny Teledyne Incorporated to its stockholders of Water Pik Technologies, Inc. Common Stock (the "Effective Date"), but is subject to the approval of the stockholders of the Company. The Plan shall have a fixed term of ten years from the Effective Date unless earlier terminated by action of the Board; provided, however, that no Incentive Stock Option may be granted hereunder after the tenth anniversary of the Effective Date and the provisions of Articles VII, VIII and X and Section 9.01 and 9.02 with respect to performance-based awards to "covered employees" under Section 162(m) of the Code shall expire as of the fifth anniversary of the most recent approval by the stockholders of the Company of this Plan (whether initially or as amended).

ARTICLE II

DEFINITIONS

        For the purpose of this Plan, capitalized terms shall have the following meanings:

        2.01.    Award means any one or a combination of Non-Qualified Stock Options or Incentive Stock Options described in Article VI, Stock Appreciation Rights described in Article VI, Restricted Shares described in Article VII, Performance Awards described in Article VIII, Stock Units described in Section 9.03, Awards of cash or any other Award made under the terms of the Plan.

        2.02.    Award Agreement means a written agreement between the Company and a Participant or a written acknowledgment from the Company to a Participant specifically setting forth the terms and conditions of an Award granted under the Plan.

        2.03.    Award Period means, with respect to an Award, the period of time set forth in the Award Agreement during which specified target performance goals must be achieved or other conditions set forth in the Award Agreement must be satisfied.

        2.04.    Beneficiary means an individual, trust or estate who or which, by a written designation of the Participant filed with the Company or by operation of law, succeeds to the rights and obligations of the Participant under the Plan and the Award Agreement upon the Participant's death.

        2.05.    Board means the Board of Directors of the Company.

        2.06.    Change in Control means, and shall be deemed to have occurred upon the occurrence of, any one of the following events:

          (a)    The acquisition in one or more transactions, other than from the Company, by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of

  beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of a number of Company Voting Securities in excess of 25% of the Company Voting Securities unless such acquisition has been approved by the Board;

          (b)    Any election has occurred of persons to the Board that causes two-thirds of the Board to consist of persons other than (i) persons who were members of the Board on the Effective Date and (ii) persons who were nominated for elections as members of the Board at a time when two-thirds of the Board consisted of persons who were members of the Board on the Effective Date, provided, however, that any person nominated for election by a Board at least two-thirds of whom constituted persons described in clauses (i) and/or (ii) or by persons who were themselves nominated by such Board shall, for this purpose, be deemed to have been nominated by a Board composed of persons described in clause (i);

          (c)    Approval by the stockholders of the Company of a reorganization, merger or consolidation, unless, following such reorganization, merger or consolidation, all or substantially all of the individuals and entities who were the respective beneficial owners of the Outstanding Common Stock and Company Voting Securities immediately prior to such reorganization, merger or consolidation, following such reorganization, merger or consolidation beneficially own, directly or indirectly, more than seventy five percent (75%) of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors or trustees, as the case may be, of the entity resulting from such reorganization, merger or consolidation in substantially the same proportion as their ownership of the Outstanding Common Stock and Company Voting Securities immediately prior to such reorganization, merger or consolidation, as the case may be; or

          (d)    Approval by the stockholders of the Company of (i) a complete liquidation or dissolution of the Company or (ii) a sale or other disposition of all or substantially all the assets of the Company.

        2.07.    Code means the Internal Revenue Code of 1986, as amended. References to a section of the Code shall include that section and any comparable section or sections of any future legislation that amends, supplements or supersedes said section.

        2.08.    Committee means the Committee defined in Section 3.01.

        2.09.    Company means Water Pik Technologies, Inc., a Delaware corporation, and its successors.

        2.10.    Common Stock means Common Stock of the Company, par value $0.01 per share.

        2.11.    Company Voting Securities means the combined voting power of all outstanding voting securities of the Company entitled to vote generally in the election of directors to the Board.

        2.12.    Date of Grant means the date designated by the Committee as the date as of which it grants an Award, which shall not be earlier than the date on which the Committee approves the granting of such Award.

        2.13.    Exchange Act means the Securities Exchange Act of 1934, as amended.

        2.14.    Exercise Price means, with respect to a Stock Appreciation Right, the amount established by the Committee in the Award Agreement which is to be subtracted from the Fair Market Value on the date of exercise in order to determine the amount of the payment to be made to the Participant, as further described in Section 6.02(b).

        2.15.    Fair Market Value means, on any date, the average of the high and low quoted sales prices of a share of Common Stock, as reported on the Composite Tape for New York Stock Exchange Listed Companies on such date or, if there were no sales on such date, on the last date preceding such date on which a sale was reported.

        2.16.    Incentive Stock Option means a stock option within the meaning of Section 422 of the Code.

        2.17.    Merger means any merger, reorganization, consolidation, exchange, transfer of assets or other transaction having similar effect involving the Company.

        2.18.    Non-Qualified Stock Option means a stock option which is not an Incentive Stock Option.

        2.19.    Options means all Non-Qualified Stock Options and Incentive Stock Options granted at any time under the Plan.

        2.20.    Outstanding Common Stock means, at any time, the issued and outstanding shares of Common Stock.

        2.21.    Participant means a person designated to receive an Award under the Plan in accordance with Section 5.01.

        2.22.    Performance Awards means Awards granted in accordance with Article VIII.

        2.23.    Performance Goals means operating income, operating profit (earnings from continuing operations before interest and taxes), EBITDA (earnings before interest, taxes, depreciation and amortization), free cash flow, IBT (income before taxes), earnings per share, return on investment or working capital, return on average capital employed, return on stockholders' equity, any other measurement of business value, economic value added (the amount, if any, by which net operating profit after tax exceeds a reference cost of capital), reductions in inventory, inventory turns and on-time delivery performance, any one of which may be measured with respect to the Company or any one or more of its Subsidiaries and divisions and either in absolute terms or as compared to another company or companies, and quantifiable, objective measures of individual performance relevant to the particular individual's job responsibilities.

        2.24.    Plan means the Water Pik Technologies, Inc. 1999 Incentive Plan as described herein, as the same may be amended from time to time.

        2.25.    Purchase Price, with respect to Options, shall have the meaning set forth in Section 6.01(b).

        2.26.    Restoration Option means a Non-Qualified Stock Option granted pursuant to Section 6.01(f).

        2.27.    Restricted Shares means Common Stock subject to restrictions imposed in connection with Awards granted under Article VII.

        2.28.    Retirement means early or normal retirement under a pension plan or arrangement of the Company or one of its Subsidiaries in which the Participant participates.

        2.29.    Rule 16b-3 means Rule 16b-3 promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act, as the same may be amended from time to time, and any successor rule.

        2.30.    Stock Appreciation Rights means awards granted in accordance with Article VI.

        2.31    Stock Unit means a unit of value, equal at any relevant time to the Fair Market Value of a share of Common Stock, established by the Committee as a means of measuring the value of a Participant's Stock Unit Account.

        2.32    Stock Unit Account means the bookkeeping account maintained by the Committee on behalf of each Participant who is credited with Stock Units and dividend equivalents thereon pursuant to Section 9.03.

        2.33    Stock Option Gain shall mean, with respect to the exercise of a Non-Qualified Stock Option (whether an option granted under this Plan or any other plan sponsored by the Company), the number of shares of Common Stock issuable with respect to such exercise that exceed the number of shares of

Common Stock delivered to the Company (or deemed delivered to the Company) as payment of the exercise price for such stock option.

        2.34.    Subsidiary means a subsidiary of the Company within the meaning of Section 424(f) of the Code.

        2.35.    Termination of Employment means the voluntary or involuntary termination of a Participant's employment with the Company or a Subsidiary for any reason, including death, disability, retirement or as the result of the divestiture of the Participant's employer or any similar transaction in which the Participant's employer ceases to be the Company or one of its Subsidiaries. Whether entering military or other government service shall constitute Termination of Employment, or whether a Termination of Employment shall occur as a result of disability, shall be determined in each case by the Committee in its sole discretion.

ARTICLE III

ADMINISTRATION

        3.01.    Committee.    The Plan shall be administered by a committee of the Board ("Committee") comprised of at least two persons. The Committee shall have exclusive and final authority in each determination, interpretation or other action affecting the Plan and its Participants. The Committee shall have the sole discretionary authority to interpret the Plan, to establish and modify administrative rules for the Plan, to impose such conditions and restrictions on Awards as it determines appropriate, and to take such steps in connection with the Plan and Awards granted hereunder as it may deem necessary or advisable. The Committee shall not, however, have or exercise any discretion that would disqualify amounts payable under Article X as performance-based compensation for purposes of Section 162(m) of the Code, or have any authority to substitute any Awards or use any other methods that would constitute a "repricing" under the rules of the New York Stock Exchange. The Committee may delegate such of its powers and authority under the Plan as it deems appropriate to a subcommittee of the Committee and/or designated officers or employees of the Company. In addition, the full Board may exercise any of the powers and authority of the Committee under the Plan. In the event of such delegation of authority or exercise of authority by the Board, references in the Plan to the Committee shall be deemed to refer, as appropriate, to the delegate of the Committee or the Board. Actions taken by the Committee or any subcommittee thereof, and any delegation by the Committee to designated officers or employees, under this Section 3.01 shall comply with Section 16(b) of the Exchange Act, the performance-based provisions of Section 162(m) of the Code, and the regulations promulgated under each of such statutory provisions, or the respective successors to such statutory provisions or regulations, as in effect from time to time, to the extent applicable.

ARTICLE IV

SHARES

        4.01.    Number of Shares Issuable.    The maximum number of shares of Common Stock authorized to be issued under the Plan shall be 1,900,000 shares. In addition to such amount, for each share of outstanding restricted stock (that was originally granted under the terms of the Water Pik Technologies, Inc. Stock Acquisition and Retention Program or any other benefit plan of the Company, whether currently existing or adopted in the future) that is contributed to the Plan in accordance with Section 9.03 and thereby is cancelled by the Company and is no longer outstanding, an additional share of Common Stock will be added to the authorized shares to be issued under the Plan; provided that the number of shares added to the Plan under this sentence shall not exceed 500,000 shares. No more than 945,000 shares of Common Stock may be issued under the Plan as Incentive Stock Options. The number of shares available for issuance under the Plan shall be further subject to adjustment in accordance with

Section 11.07. The shares to be offered under the Plan shall be authorized and unissued Common Stock, or issued Common Stock which shall have been reacquired by the Company.

        4.02.    Shares Subject to Terminated Awards.    Common Stock covered by any unexercised portions of terminated Options (including cancelled Options) granted under Article VI, Common Stock forfeited as provided in Section 7.02(a), Stock Units forfeited as provided in Section 9.03, Restricted Shares issued under the Plan that are cancelled in exchange for Stock Units under Section 9.03(c), and Common Stock subject to any Awards which are otherwise surrendered by the Participant may again be subject to new Awards under the Plan. Common Stock subject to Options, or portions thereof, which have been surrendered in connection with the exercise of Stock Appreciation Rights shall not be available for subsequent Awards under the Plan, but Common Stock issued in payment of such Stock Appreciation Rights shall not be charged against the number of shares of Common Stock available for the grant of Awards hereunder. In the event of the exercise of Stock Appreciation Rights not granted in tandem with Options, only the number of shares of Common Stock actually issued in payment of such Stock Appreciation Rights shall be charged against the number of shares of Common Stock available for the grant of Awards hereunder.

ARTICLE V

PARTICIPATION

        5.01.    Eligible Participants.    Participants in the Plan shall be such officers and other key employees of the Company and its Subsidiaries, whether or not members of the Board, as the Committee, in its sole discretion, may designate from time to time. The Committee's designation of a Participant in any year shall not require the Committee to designate such person to receive Awards or grants in any other year. The designation of a Participant to receive awards or grants under one portion of the Plan does not require the Committee to include such Participant under other portions of the Plan. In order to be eligible to participate in the deferral arrangements described in Section 9.03, an individual must be specifically designated by the Committee as a Participant for purposes of that Section. The Committee shall consider such factors as it deems pertinent in selecting Participants and in determining the type and amount of their respective Awards. Notwithstanding any provision herein to the contrary, the Committee may grant Awards under the Plan, other than Incentive Stock Options, to non-employees who, in the judgment of the Committee, render significant services to the Company or any of its Subsidiaries, on such terms and conditions as the Committee deems appropriate and consistent with the intent of the Plan. Subject to adjustment in accordance with Section 11.07, in any calendar year, no Participant shall be granted Awards in respect of more than 500,000 shares of Common Stock (whether through grants of Options or Stock Appreciation Rights or other grants of Common Stock or rights with respect thereto) and $2,000,000 in cash.

ARTICLE VI

STOCK OPTIONS AND STOCK APPRECIATION RIGHTS

        6.01.    Option Awards.

          (a)    Grant of Options.    The Committee may grant, to such Participants as the Committee may select, Options entitling the Participant to purchase shares of Common Stock from the Company in such number, at such price, and on such terms and subject to such conditions, not inconsistent with the terms of this Plan, as may be established by the Committee. The terms of any Option granted under this Plan shall be set forth in an Award Agreement.

          (b)    Purchase Price of Options.    The Purchase Price of each share of Common Stock which may be purchased upon exercise of any Option granted under the Plan shall be determined by the Committee; provided, however, that the Purchase Price of the Common Stock purchased pursuant to

  Options designated by the Committee as Incentive Stock Options shall be equal to or greater than the Fair Market Value on the Date of Grant as required under Section 422 of the Code.

          (c)    Designation of Options.    Except as otherwise expressly provided in the Plan, the Committee may designate, at the time of the grant of each Option, the Option as an Incentive Stock Option or a Non-Qualified Stock Option.

          (d)    Incentive Stock Option Share Limitation.    No Participant may be granted Incentive Stock Options under the Plan (or any other plans of the Company and its Subsidiaries) which would result in shares with an aggregate Fair Market Value (measured on the Date of Grant) of more than $100,000 first becoming exercisable in any one calendar year.

          (e)    Rights As a Stockholder.    A Participant or a transferee of an Option pursuant to Section 11.04 shall have no rights as a stockholder with respect to Common Stock covered by an Option until the Participant or transferee shall have become the holder of record of any such shares, and no adjustment shall be made for dividends in cash or other property or distributions or other rights with respect to any such Common Stock for which the record date is prior to the date on which the Participant or a transferee of the Option shall have become the holder of record of any such shares covered by the Option; provided, however, that Participants are entitled to share adjustments to reflect capital changes under Section 11.07.

          (f)    Restoration Options Upon the Exercise of a Non-Qualified Stock Option.    In the event that any Participant delivers to the Company, or has withheld from the shares otherwise issuable upon the exercise of a Non-Qualified Stock Option, shares of Common Stock in payment of the Purchase Price of any Non-Qualified Stock Option granted hereunder in accordance with Section 6.04, the Committee shall have the authority to grant or provide for the automatic grant of a Restoration Option to such Participant. The grant of a Restoration Option shall be subject to the satisfaction of such conditions or criteria as the Committee in its sole discretion shall establish from time to time. A Restoration Option shall entitle the holder thereof to purchase a number of shares of Common Stock equal to the number of such shares so delivered or withheld upon exercise of the original Option and, in the discretion of the Committee, the number of shares, if any, delivered or withheld to the Corporation to satisfy any withholding tax liability arising in connection with the exercise of the original Option. A Restoration Option shall have a per share Purchase Price of not less than 100% of the per share Fair Market Value of the Common Stock on the date of grant of such Restoration Option, a term not longer than the remaining term of the original Option at the time of exercise thereof, and such other terms and conditions as the Committee in its sole discretion shall determine.

          (g)    Deferral of Stock Option Gains.    Stock Option Gains with respect to Non-Qualified Stock Options granted under this Plan may be deferred in accordance with Section 9.03 by any Participant who is designated by the Committee as eligible to participate in such deferral arrangement.

        6.02.    Stock Appreciation Rights.

          (a)    Stock Appreciation Right Awards.    The Committee is authorized to grant to any Participant one or more Stock Appreciation Rights. Such Stock Appreciation Rights may be granted either independent of or in tandem with Options granted to the same Participant. Stock Appreciation Rights granted in tandem with Options may be granted simultaneously with, or, in the case of Non-Qualified Stock Options, subsequent to, the grant to such Participant of the related Option; provided however, that: (i) any Option covering any share of Common Stock shall expire and not be exercisable upon the exercise of any Stock Appreciation Right with respect to the same share, (ii) any Stock Appreciation Right covering any share of Common Stock shall expire and not be exercisable upon the exercise of any related Option with respect to the same share, and (iii) an Option and Stock Appreciation Right covering the same share of Common Stock may not be exercised simultaneously. Upon exercise of a Stock Appreciation Right with respect to a share of Common Stock, the Participant shall be entitled to receive an amount equal to the excess, if any, of (A) the Fair Market Value of a share of Common Stock on the date of exercise over (B) the Exercise Price of such Stock Appreciation Right established in the Award Agreement, which amount shall be payable as provided in Section 6.02(c).

          (b)    Exercise Price.    The Exercise Price established under any Stock Appreciation Right granted under this Plan shall be determined by the Committee, but in the case of Stock Appreciation Rights granted in tandem with Options shall not be less than the Purchase Price of the related Option. Upon exercise of Stock Appreciation Rights granted in tandem with options, the number of shares subject to exercise under any related Option shall automatically be reduced by the number of shares of Common Stock represented by the Option or portion thereof which are surrendered as a result of the exercise of such Stock Appreciation Rights.

          (c)    Payment of Incremental Value.    Any payment which may become due from the Company by reason of a Participant's exercise of a Stock Appreciation Right may be paid to the Participant as determined by the Committee (i) all in cash, (ii) all in Common Stock, or (iii) in any combination of cash and Common Stock. In the event that all or a portion of the payment is made in Common Stock, the number of shares of Common Stock delivered in satisfaction of such payment shall be determined by dividing the amount of such payment or portion thereof by the Fair Market Value on the Exercise Date. No fractional share of Common Stock shall be issued to make any payment in respect of Stock Appreciation Rights; if any fractional share would be issuable, the combination of cash and Common Stock payable to the Participant shall be adjusted as directed by the Committee to avoid the issuance of any fractional share.

          (d)    Deferral of Certain Stock Appreciation Rights.    In the case of Stock Appreciation Rights that are payable solely in shares of Common Stock, the shares of Common Stock issuable upon the exercise thereof may be deferred in accordance with Section 9.03 by any Participant who is designated by the Committee as eligible to participate in such deferral arrangement.

        6.03.    Terms of Stock Options and Stock Appreciation Rights.

          (a)    Conditions on Exercise.    An Award Agreement with respect to Options and/or Stock Appreciation Rights may contain such waiting periods, exercise dates and restrictions on exercise (including, but not limited to, periodic installments) as may be determined by the Committee at the time of grant.

          (b)    Duration of Options and Stock Appreciation Rights.    Options and Stock Appreciation Rights shall terminate upon the first to occur of the following events:

               (i)  Expiration of the Option or Stock Appreciation Right as provided in the Award Agreement; or

              (ii)  Termination of the Award in the event of a Participant's disability, Retirement, death or other Termination of Employment as provided in the Award Agreement; or

             (iii)  In the case of an Incentive Stock Option, ten years from the Date of Grant; or

             (iv)  Solely in the case of a Stock Appreciation Right granted in tandem with an Option, upon the expiration of the related Option.

          (c)    Acceleration or Extension of Exercise Time.    The Committee, in its sole discretion, shall have the right (but shall not be obligated), exercisable on or at any time after the Date of Grant, to permit the exercise of an Option or Stock Appreciation Right (i) prior to the time such Option or Stock Appreciation Right would become exercisable under the terms of the Award Agreement, (ii) after the termination of the Option or Stock Appreciation Right under the terms of the Award Agreement, or (iii) after the expiration of the Option or Stock Appreciation Right.

        6.04.    Exercise Procedures.    Each Option and Stock Appreciation Right granted under the Plan shall be exercised by accessing a telephonic voice/data response system or internet web site maintained or otherwise approved by the Company or its designated agent prior to the close of business on the expiration date of the Option or Stock Appreciation Right (or by such other method as provided in the Award Agreement or as the Committee may establish or approve from time to time). The Purchase Price of shares purchased upon exercise of an Option granted under the Plan shall be paid in full by means of a cashless exercise program under which, if so instructed by the Participant, shares may be issued directly to the Participant's broker or dealer upon the Participant's irrevocable election. Alternatively, the Participant may pay the purchase price by cash or any other method approved in advance by the Committee. In the event that any Common Stock shall be transferred to the Company to satisfy all or any part of the Purchase Price, the part of the Purchase Price deemed to have been satisfied by such transfer of Common Stock shall be equal to the product derived by multiplying the Fair Market Value as of the date of exercise times the number of shares of Common Stock transferred to the Company. The Participant may not transfer to the Company in satisfaction of the Purchase Price any fractional share of Common Stock. Any part of the Purchase Price paid in cash upon the exercise of any Option shall be added to the general funds of the Company and may be used for any proper corporate purpose. Unless the Committee shall otherwise determine, any Common Stock transferred to the Company as payment of all or part of the Purchase Price upon the exercise of any Option shall be held as treasury shares.

        6.05.    Change in Control.    Unless otherwise provided by the Committee in the applicable Award Agreement, in the event of a Change in Control, all Options outstanding on the date of such Change in Control, and all Stock Appreciation Rights shall become immediately and fully exercisable. The provisions of this Section 6.05 shall not be applicable to any Options or Stock Appreciation Rights granted to a Participant if any Change in Control results from such Participant's beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of Common Stock or Company Voting Securities.

ARTICLE VII

RESTRICTED SHARES

        7.01.    Restricted Share Awards.    The Committee may grant to any Participant an Award of Common Stock in such number of shares, and on such terms, conditions and restrictions, whether based on performance standards, periods of service, retention by the Participant of ownership of purchased or designated shares of Common Stock or other criteria, as the Committee shall establish. With respect to performance-based Awards of Restricted Shares to "covered employees" (as defined in Section 162(m) of the Code), performance targets will be limited to specified levels of one or more of the Performance Goals. The terms of any Restricted Share Award granted under this Plan shall be set forth in an Award Agreement which shall contain provisions determined by the Committee and not inconsistent with this Plan.

          (a)    Issuance of Restricted Shares.    As soon as practicable after the Date of Grant of a Restricted Share Award by the Committee, the Company shall cause to be transferred on the books of the Company, or its agent, Common Stock, registered on behalf of the Participant, evidencing the Restricted Shares covered by the Award, but subject to forfeiture to the Company as of the Date of Grant if an Award Agreement with respect to the Restricted Shares covered by the Award is not duly executed by the Participant and timely returned to the Company. All Common Stock covered by Awards under this Article VII shall be subject to the restrictions, terms and conditions contained in the Plan and the Award Agreement entered into by the Participant. Until the lapse or release of all restrictions applicable to an Award of Restricted Shares, the share certificates representing such Restricted Shares may be held in custody by the Company, its designee, or, if the certificates bear a restrictive legend, by the Participant. Upon the lapse or release of all restrictions with respect to an Award as described in Section 7.01(d), one or more share certificates, registered in the name of the

  Participant, for an appropriate number of shares as provided in Section 7.01(d), free of any restrictions set forth in the Plan and the Award Agreement shall be delivered to the Participant.

          (b)    Stockholder Rights.    Beginning on the Date of Grant of the Restricted Share Award and subject to execution of the Award Agreement as provided in Section 7.01(a), the Participant shall become a stockholder of the Company with respect to all shares subject to the Award Agreement and shall have all of the rights of a shareholder, including, but not limited to, the right to vote such shares and the right to receive dividends; provided, however, that any Common Stock distributed as a dividend or otherwise with respect to any Restricted Shares as to which the restrictions have not yet lapsed, shall be subject to the same restrictions as such Restricted Shares and held or restricted as provided in Section 7.01(a).

          (c)    Restriction on Transferability.    None of the Restricted Shares may be assigned or transferred (other than by will or the laws of descent and distribution, or to an inter vivos trust with respect to which the Participant is treated as the owner under Sections 671 through 677 of the Code, except to the extent that Section 16 of the Exchange Act limits a participant's right to make such transfers), pledged or sold prior to lapse of the restrictions applicable thereto.

          (d)    Delivery of Shares Upon Vesting.    Upon expiration or earlier termination of the forfeiture period without a forfeiture and the satisfaction of or release from any other conditions prescribed by the Committee, or at such earlier time as provided under the provisions of Section 7.03, the restrictions applicable to the Restricted Shares shall lapse. As promptly as administratively feasible thereafter, subject to the requirements of Section 11.05, the Company shall deliver to the Participant or, in case of the Participant's death, to the Participant's Beneficiary, one or more share certificates for the appropriate number of shares of Common Stock, free of all such restrictions, except for any restrictions that may be imposed by law.

        7.02.    Terms of Restricted Shares.

          (a)    Forfeiture of Restricted Shares.    Subject to Sections 7.02(b) and 7.03, all Restricted Shares shall be forfeited and returned to the Company and all rights of the Participant with respect to such Restricted Shares shall terminate unless the Participant continues in the service of the Company or a Subsidiary as an employee until the expiration of the forfeiture period for such Restricted Shares and satisfies any and all other conditions set forth in the Award Agreement. The Committee shall determine the forfeiture period (which may, but need not, lapse in installments) and any other terms and conditions applicable with respect to any Restricted Share Award.

          (b)    Waiver of Forfeiture Period.    Notwithstanding anything contained in this Article VII to the contrary, the Committee may, in its sole discretion, waive the forfeiture period and any other conditions set forth in any Award Agreement under appropriate circumstances (including the death, disability or Retirement of the Participant or a material change in circumstances arising after the date of an Award) and subject to such terms and conditions (including forfeiture of a proportionate number of the Restricted Shares) as the Committee shall deem appropriate.

          (c)    Deferral of Restricted Shares.    Restricted Shares granted under this Plan may be deferred in accordance with Section 9.03 by any Participant who is designated by the Committee as eligible to participate in such deferral arrangement.

        7.03.    Change in Control.    Unless otherwise provided by the Committee in the applicable Award Agreement, in the event of a Change in Control, all restrictions applicable to the Restricted Share Award shall terminate fully and the Participant shall immediately have the right to the delivery of share certificate or certificates for such shares in accordance with Section 7.01(d).

ARTICLE VIII

PERFORMANCE AWARDS

        8.01.    Performance Awards.

          (a)    Award Periods and Calculations of Potential Incentive Amounts.    The Committee may grant Performance Awards to Participants. A Performance Award shall consist of the right to receive a payment (measured by the Fair Market Value of a specified number of shares of Common Stock, increases in such Fair Market Value during the Award Period and/or a fixed cash amount) contingent upon the extent to which certain predetermined performance targets have been met during an Award Period. Performance Awards may be made in conjunction with, or in addition to, Restricted Share Awards made under Article VII. The Award Period shall be two or more fiscal or calendar years as determined by the Committee. The Committee, in its discretion and under such terms as it deems appropriate, may permit newly eligible employees, such as those who are promoted or newly hired, to receive Performance Awards after an Award Period has commenced.

          (b)    Performance Targets.    The performance targets may include such goals related to the performance of the Company or, where relevant, any one or more of its Subsidiaries or divisions and/or the performance of a Participant as may be established by the Committee in its discretion. In the case of Performance Awards to "covered employees" (as defined in Section 162(m) of the Code), the targets will be limited to specified levels of one or more of the Performance Goals. The performance targets established by the Committee may vary for different Award Periods and need not be the same for each Participant receiving a Performance Award in an Award Period. Except to the extent inconsistent with the performance-based compensation exception under Section 162(m) of the Code, in the case of Performance Awards granted to employees to whom such section is applicable, the Committee, in its discretion, but only under extraordinary circumstances as determined by the Committee, may change any prior determination of performance targets for any Award Period at any time prior to the final determination of the Award when events or transactions occur to cause the performance targets to be an inappropriate measure of achievement.

          (c)    Earning Performance Awards.    The Committee, at or as soon as practicable after the Date of Grant, shall prescribe a formula to determine the percentage of the Performance Award to be earned based upon the degree of attainment of performance targets.

          (d)    Payment of Earned Performance Awards.    Subject to the requirements of Section 11.05, payments of earned Performance Awards shall be made in cash or Common Stock, or a combination of cash and Common Stock, in the discretion of the Committee. The Committee, in its sole discretion, may define such terms and conditions with respect to the payment of earned Performance Awards as it may deem desirable.

        8.02.    Terms of Performance Awards.

          (a)    Termination of Employment.    Unless otherwise provided below or in Section 8.03, in the case of a Participant's Termination of Employment prior to the end of an Award Period, the Participant will not have earned any Performance Awards.

          (b)    Retirement.    If a Participant's Termination of Employment is because of Retirement prior to the end of an Award Period, the Participant will not be paid any Performance Awards, unless the Committee, in its sole and exclusive discretion, determines that an Award should be paid. In such a case, the Participant shall be entitled to receive a pro-rata portion of his or her Award as determined under Subsection (d).

          (c)    Death or Disability.    If a Participant's Termination of Employment is due to death or disability (as determined in the sole and exclusive discretion of the Committee) prior to the end of an

  Award Period, the Participant or the Participant's personal representative shall be entitled to receive a pro-rata share of his or her Award as determined under Subsection (d).

          (d)    Pro-Rata Payment.    The amount of any payment made to a Participant whose employment is terminated by Retirement, death or disability (under circumstances described in Subsections (b) and (c)) will be the amount determined by multiplying the amount of the Performance Award which would have been earned, determined at the end of the Award Period, had such employment not been terminated, by a fraction, the numerator of which is the number of whole months such Participant was employed during the Award Period, and the denominator of which is the total number of months of the Award Period. Any such payment made to a Participant whose employment is terminated prior to the end of an Award Period under this Section 8.02 shall be made at the end of the respective Award Period, unless otherwise determined by the Committee in its sole discretion. Any partial payment previously made or credited to a deferred account for the benefit of a Participant as provided under Section 8.01(d) of the Plan shall be subtracted from the amount otherwise determined as payable as provided in this Section.

          (e)    Other Events.    Notwithstanding anything to the contrary in this Article VIII, the Committee may, in its sole and exclusive discretion, determine to pay all or any portion of a Performance Award to a Participant who has terminated employment prior to the end of an Award Period under certain circumstances (including the death, disability or retirement of the Participant or a material change in circumstances arising after the Date of Grant) and subject to such terms and conditions as the Committee shall deem appropriate.

        8.03.    Change in Control.    Unless otherwise provided by the Committee in the applicable Award Agreement, in the event of a Change in Control, all Performance Awards for all Award Periods shall immediately become fully payable to all Participants and shall be paid to Participants in accordance with Section 8.02(d), within 30 days after such Change in Control.

ARTICLE IX

OTHER STOCK-BASED AWARDS

        9.01.    Grant of Other Stock-Based Awards.    Other stock-based awards, consisting of stock purchase rights (with or without loans to Participants by the Company containing such terms as the Committee shall determine), Awards of cash, Awards of Common Stock, or Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, may be granted either alone or in addition to or in conjunction with other Awards under the Plan. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the persons to whom and the time or times at which such Awards shall be made, the number of shares of Common Stock to be granted pursuant to such Awards, and all other conditions of the Awards. Any such Award shall be confirmed by an Award Agreement executed by the Committee and the Participant, which Award Agreement shall contain such provisions as the Committee determines to be necessary or appropriate to carry out the intent of this Plan with respect to such Award.

        9.02.    Terms of Other Stock-Based Awards.    In addition to the terms and conditions specified in the Award Agreement, Awards made pursuant to this Article IX shall be subject to the following:

          (a)    Any Common Stock subject to Awards made under this Article IX may not be sold, assigned, transferred, pledged or otherwise encumbered prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses; and

          (b)    If specified by the Committee in the Award Agreement, the recipient of an Award under this Article IX shall be entitled to receive, currently or on a deferred basis, interest or dividends or dividend equivalents with respect to the Common Stock or other securities covered by the Award; and

          (c)    The Award Agreement with respect to any Award shall contain provisions dealing with the disposition of such Award in the event of a Termination of Employment prior to the exercise, realization or payment of such Award, whether such termination occurs because of Retirement, disability, death or other reason, with such provisions to take account of the specific nature and purpose of the Award.

        9.03    Stock Unit Awards.

          (a)    In General.    Without limiting the generality of the foregoing provisions of this Article IX, and subject to such terms, limitations and restrictions as the Committee may impose, Participants designated by the Committee as Participants for purposes of this Section 9.03 may receive Awards of Stock Units in connection with: (i) the deferral of Stock Option Gains, (ii) the deferral of restricted stock (whether granted under this Plan or any other plan sponsored by the Company) and (iii) in connection with the deferral of other types of compensation, including without limitation, stock appreciation rights, phantom stock awards and other types of compensation awards that are payable solely in shares of Common Stock (whether granted under this Plan or any other plan sponsored by the Company). The Committee shall establish rules and regulations governing the deferrals and the Stock Unit Awards under any such arrangement as may be established.

          (b)    Deferral of Stock Option Gains.    Subject to such timing rules as the Committee may establish, a Participant may irrevocably elect to defer receipt of all or any portion of Stock Option Gains and receive a credit under his or her Stock Unit Account of an equivalent number of Stock Units in accordance with such limitations, terms and conditions as the Committee may determine. Any such deferral election must occur in a time period designated by the Committee from time to time, but such election must occur prior to the exercise of such stock option and within such time frame as determined by the Committee in its discretion so that such election could qualify for income tax deferral in accordance with then applicable federal tax law. Nothing in this Section 9.03(b) of the Plan shall be interpreted to permit a Participant to exercise any stock option to the extent such stock option is not vested or is not otherwise exercisable in accordance with the applicable plan and agreement. A Participant's election to defer Stock Option Gains shall only apply to Option exercises in connection with which the Participant, in accordance with the applicable plan and agreement, pays the total amount of the exercise price of such stock option by the delivery (or deemed delivery) of shares of Common Stock held by the Participant for at least the period of time required by the applicable plan and agreement, but in any event, held with no restrictions prior to delivery and for such time frame as determined by the Committee in its discretion so that such election could qualify for income tax deferral in accordance with then applicable federal tax law; provided, however, that subject to such terms, conditions and restrictions as the Committee may determine, Participants may be permitted, in the Committee's discretion, to defer into this Plan gains attributable to stock options exercised by means other than the payment of the exercise price by the delivery (or deemed delivery) of shares of Common Stock.

          (c)    Deferral of Restricted Stock.    Subject to such timing rules as the Committee may establish, a Participant may irrevocably elect to defer receipt of all or any number of shares of restricted stock (whether granted under this Plan or any other plan sponsored by the Company) and receive a credit under his or her Stock Unit Account of an equivalent number of Stock Units. Any such deferral election must be made in a time period designated by the Committee from time to time, but such election must occur before the restrictions on the restricted stock lapse and within such time frame as determined by the Committee in its discretion so that such election could qualify for income tax deferral in accordance with then applicable federal tax law. If a Participant elects to defer all or a portion of a restricted stock award that has previously been granted, the Participant shall transfer the restricted stock subject to such restricted stock award to the Company. Upon such transfer, the restricted stock shall be cancelled by the Company and no longer outstanding, except as treasury stock. The Stock Units credited to a Participant's Stock Unit Account with respect to a deferral of shares of restricted stock shall vest and shall be forfeited subject to the same terms and conditions as were applicable to the original restricted stock. The number of Stock Units credited to a Participant's Stock Unit Account shall be reduced by the number of Stock Units so forfeited.

          (d)    Other Deferrals.    A Participant may irrevocably elect to defer receipt of all or any number of shares of Common Stock issuable upon the exercise of any stock appreciation rights, phantom stock awards or other types of compensation awards that are payable solely in shares of Common Stock (whether granted under this Plan or any other plan sponsored by the Company) and receive a credit under his or her Stock Unit Account of an equivalent number of Stock Units. Any such deferral election must be made in the time period designated by the Committee from time to time.

          (e)    Dividend Equivalents.    A Participant's Stock Unit Account shall be credited with a number of Stock Units equal in value to the amount of any cash dividends or stock distributions that would be payable with respect to such Stock Units had such Stock Units been outstanding shares of Common Stock ("dividend equivalents"). The number of Stock Units credited with respect to cash dividends shall be determined by dividing the amount of cash dividends that would be payable by the Fair Market Value of Common Stock as of the date such cash dividends would be payable. Dividend equivalents credited to a Participant's Stock Unit Account that are attributable to Stock Units that are subject to vesting and forfeiture restrictions as a result of a deferral of receipt of restricted stock shall be forfeited at such time as any such underlying Stock Units are forfeited.

          (f)    Vesting of Stock Units.    A Participant shall be vested in the Stock Units credited to such Participant's Stock Unit Account that are attributable to Stock Option Gains, deferred shares of restricted stock, deferred stock appreciation rights, phantom stock awards and other types of compensation that are payable solely in Common Stock, and the dividend equivalents credited with respect to each type of award, in accordance with the same terms and conditions contained in the applicable award agreement and plan under which such stock option, restricted stock, stock appreciation right, phantom stock or other type of compensation award was originally granted. Stock Units that are not vested on the date of a Participant's Termination of Employment shall be forfeited.

          (g)    Distribution of Stock Units.    The vested Stock Units in a Participant's Stock Unit Account shall only be distributed, or commence to be distributed, solely in the form of Common Stock to the Participant, only upon such participant's Termination of Employment, in a lump sum payment or in periodic payments over time as the Participant may elect in accordance with procedures established by the Committee; provided, however, that the Committee may establish procedures pursuant to which a Participant may elect to defer the commencement of distribution to a date later than the Participant's Termination of Employment. Notwithstanding any other provision of this Section 9.03 or of the Plan, the balance credited to a Participant's Stock Unit Account (whether or not it is then otherwise in pay status, but only to the extent it is otherwise vested (whether over time or by acceleration) under the terms of the agreements originally granting the stock) shall be distributed in a lump sum, immediately prior to and conditioned upon, the consummation of any transaction constituting a Change in Control. A Participant shall be entitled to receive a distribution of one share of Common Stock for each Stock Unit credited to his or her Stock Unit Account and cash equal to the Fair Market Value of any fractional Stock Unit credited to his or her Stock Unit Account.

          (h)    Unsecured General Creditor.    With respect to all Stock Units and Awards under Section 9.03 of the Plan, Participants and their beneficiaries, heirs, successors and assigns shall have no legal or equitable rights, claims or interest in any specific property or assets of the Company. The Company's obligation under Section 9.03 of the Plan shall be merely that of an unfunded and unsecured promise of the Company to pay shares of Common Stock in the future, and the rights of the Participants and beneficiaries with respect thereto shall be no greater than those of unsecured general creditors. However, the Committee may, in its discretion, establish one or more vehicles for payment of its obligations under Section 9.03 of the Plan, including a trust, know as a "rabbi trust,"

  for use in funding the benefits under Section 9.03 of the Plan with a trustee to be selected by the Committee in accordance with a trust agreement meeting the requirements of Rev. Proc. 92-64, as it may be amended or supplemented in the future. The Awards and benefits under Section 9.03 of the Plan are intended to be unfunded for tax purposes under the Code and for purposes of the Employee Retirement Income Security Act of 1974, as amended.

        9.04.    Foreign Qualified Awards.    Awards under the Plan may be granted to such employees of the Company and its Subsidiaries who are residing in foreign jurisdictions as the Committee in its sole discretion may determine from time to time. The Committee may adopt such supplements to the Plan as may be necessary or appropriate to comply with the applicable laws of such foreign jurisdictions and to afford Participants favorable treatment under such laws; provided, however, that no Award shall be granted under any such supplement with terms or conditions inconsistent with the provision set forth in the Plan.

ARTICLE X

SHORT-TERM CASH INCENTIVE AWARDS

        10.01.    Eligibility.    Executive officers of the Company who are from time to time determined by the Committee to be "covered employees" for purposes of Section 162(m) of the Code will be eligible to receive short-term cash incentive awards under this Article X.

        10.02.    Awards.

          (a)    Performance Targets.    For each fiscal year of the Company after fiscal year 1999, the Committee shall establish objective performance targets based on specified levels of one or more of the Performance Goals. Such performance targets shall be established by the Committee on a timely basis to ensure that the targets are considered "preestablished" for purposes of Section 162(m) of the Code.

          (b)    Amounts of Awards.    In conjunction with the establishment of performance targets for a fiscal year, the Committee shall adopt an objective formula (on the basis of percentages of Participants' salaries, shares in a bonus pool or otherwise) for computing the respective amounts payable under the Plan to Participants if and to the extent that the performance targets are attained. Such formula shall comply with the requirements applicable to performance-based compensation plans under Section 162(m) of the Code and, to the extent based on percentages of a bonus pool, such percentages shall not exceed 100% in the aggregate.

          (c)    Payment of Awards.    Awards will be payable to Participants in cash each year upon prior written certification by the Committee of attainment of the specified performance targets for the preceding fiscal year.

          (d)    Negative Discretion.    Notwithstanding the attainment by the Company of the specified performance targets, the Committee shall have the discretion, which need not be exercised uniformly among the Participants, to reduce or eliminate the award that would be otherwise paid.

          (e)    Guidelines.    The Committee shall adopt from time to time written policies for its implementation of this Article X. Such guidelines shall reflect the intention of the Company that all payments hereunder qualify as performance-based compensation under Section 162(m) of the Code.

          (f)    Non-Exclusive Arrangement.    The adoption and operation of this Article X shall not preclude the Board or the Committee from approving other short-term incentive compensation arrangements for the benefit of individuals who are Participants hereunder as the Board or Committee, as the case may be, deems appropriate and in the best of the Company.

ARTICLE XI

TERMS APPLICABLE GENERALLY TO AWARDS
GRANTED UNDER THE PLAN

        11.01.    Plan Provisions Control Award Terms.    Except as provided in Section 11.16, the terms of the Plan shall govern all Awards granted under the Plan, and in no event shall the Committee have the power to grant any Award under the Plan which is contrary to any of the provisions of the Plan. In the event any provision of any Award granted under the Plan shall conflict with any term in the Plan as constituted on the Date of Grant of such Award, the term in the Plan as constituted on the Date of Grant of such Award shall control. Except as provided in Section 11.03 and Section 11.07, the terms of any Award granted under the Plan may not be changed after the Date of Grant of such Award so as to materially decrease the value of the Award without the express written approval of the holder.

        11.02.    Award Agreement.    No person shall have any rights under any Award granted under the Plan unless and until the Company and the Participant to whom such Award shall have been granted shall have executed and delivered an Award Agreement or received any other Award acknowledgment authorized by the Committee expressly granting the Award to such person and containing provisions setting forth the terms of the Award.

        11.03.    Modification of Award After Grant.    No Award granted under the Plan to a Participant may be modified (unless such modification does not materially decrease the value of the Award) after the Date of Grant except by express written agreement between the Company and the Participant, provided that any such change (a) shall not be inconsistent with the terms of the Plan, and (b) shall be approved by the Committee.

        11.04.    Limitation on Transfer.    Except as provided in Section 7.01(c) in the case of Restricted Shares, a Participant's rights and interest under the Plan may not be assigned or transferred other than by will or the laws of descent and distribution, and during the lifetime of a Participant, only the Participant personally (or the Participant's personal representative) may exercise rights under the Plan. The Participant's Beneficiary may exercise the Participant's rights to the extent they are exercisable under the Plan following the death of the Participant. Notwithstanding the foregoing, to the extent permitted under Section 16(b) of the Exchange Act with respect to Participants subject to such Section, the Committee may grant Non-Qualified Stock Options that are transferable, without payment of consideration, to immediate family members of the Participant or to trusts or partnerships for such family members, and the Committee may also amend outstanding Non-Qualified Stock Options to provide for such transferability.

        11.05.    Taxes.    The Company shall be entitled, if the Committee deems it necessary or desirable, to withhold (or secure payment from the Participant in lieu of withholding) the amount of any withholding or other tax required by law to be withheld or paid by the Company with respect to any amount payable and/or shares issuable under such Participant's Award, or with respect to any income recognized upon a disqualifying disposition of shares received pursuant to the exercise of an Incentive Stock Option, and the Company may defer payment or issuance of the cash or shares upon exercise or vesting of an Award unless indemnified to its satisfaction against any liability for any such tax. The amount of such withholding or tax payment shall be determined by the Committee and shall be payable by the Participant at such time as the Committee determines in accordance with the following rules:

          (a)    The Participant shall have the right to elect to meet his or her withholding requirement (i) by having withheld from such Award at the appropriate time that number of shares of Common Stock, rounded up to the next whole share, whose Fair Market Value is equal to the amount of withholding taxes due, (ii) by direct payment to the Company in cash of the amount of any taxes required to be withheld with respect to such Award or (iii) by a combination of shares and cash.

          (b)    The Committee shall have the discretion as to any Award, to cause the Company to pay to tax authorities for the benefit of any Participant, or to reimburse such Participant for the individual taxes which are due on the grant, exercise or vesting of any share Award, or the lapse of any restriction on any share Award (whether by reason of a Participant's filing of an election under Section 83(b) of the Code or otherwise), including, but not limited to, Federal income tax, state income tax, local income tax and excise tax under Section 4999 of the Code, as well as for any such taxes as may be imposed upon such tax payment or reimbursement.

          (c)    In the case of Participants who are subject to Section 16 of the Exchange Act, the Committee may impose such limitations and restrictions as it deems necessary or appropriate with respect to the delivery or withholding of shares of Common Stock to meet tax withholding obligations.

        11.06.    Surrender of Awards.    Any Award granted under the Plan may be surrendered to the Company for cancellation on such terms as the Committee and the holder approve. With the consent of the Participant, the Committee may substitute a new Award under this Plan in connection with the surrender by the Participant of an equity compensation award previously granted under this Plan or any other plan sponsored by the Company; provided, however, that no such substitution or any other change shall be permitted if it would constitute a "repricing" under the rules of the New York Stock Exchange.

        11.07.    Adjustments to Reflect Capital Changes.

          (a)    Recapitalization.    The number and kind of shares subject to outstanding Awards, the Purchase Price or Exercise Price for such shares, the number and kind of shares available for Awards subsequently granted under the Plan and the maximum number of shares in respect of which Awards can be made to any Participant in any calendar year shall be appropriately adjusted to reflect any stock dividend, stock split, combination or exchange of shares, merger, consolidation or other change in capitalization with a similar substantive effect upon the Plan or the Awards granted under the Plan. The maximum number of shares in respect of which Awards can be made to any Participant in any calendar year shall be proportionately adjusted to reflect any other event that results in an increase in the number of issued and outstanding shares of Common Stock. The Committee shall have the power and sole discretion to determine the amount of the adjustment to be made in each case.

          (b)    Merger.    After any Merger in which the Company is the surviving corporation, each Participant shall, at no additional cost, be entitled upon any exercise of all Options or receipt of other Award to receive (subject to any required action by shareholders), in lieu of the number of shares of Common Stock receivable or exercisable pursuant to such Award, the number and class of shares or other securities to which such Participant would have been entitled pursuant to the terms of the Merger if, at the time of the Merger, such Participant had been the holder of record of a number of shares equal to the number of shares receivable or exercisable pursuant to such Award. Comparable rights shall accrue to each Participant in the event of successive Mergers of the character described above. In the event of a Merger in which the Company is not the surviving corporation, the surviving, continuing, successor, or purchasing corporation, as the case may be (the "Acquiring Corporation"), shall either assume the Company's rights and obligations under outstanding Award Agreements or substitute awards in respect of the Acquiring Corporation's stock for such outstanding Awards. In the event the Acquiring Corporation fails to assume or substitute for such outstanding Awards, the Board shall provide that any unexercisable and/or unvested portion of the outstanding Awards shall be immediately exercisable and vested as of a date prior to such Merger, as the Board so determines. The exercise and/or vesting of any Award that was permissible solely by reason of this Section 11.07(b) shall be conditioned upon the consummation of the Merger. Any Options which are neither assumed by the Acquiring Corporation nor exercised as of the date of the Merger shall terminate effective as of the effective date of the Merger.

          (c)    Options to Purchase Shares or Stock of Acquired Companies.    After any Merger in which the Company or a Subsidiary shall be a surviving corporation, the Committee may grant substituted options under the provisions of the Plan, pursuant to Section 424 of the Code, replacing old options granted under a plan of another party to the Merger whose shares or stock subject to the old options may no longer be issued following the Merger. The foregoing adjustments and manner of application of the foregoing provisions shall be determined by the Committee in its sole discretion. Any such adjustments may provide for the elimination of any fractional shares which might otherwise become subject to any Options.

        11.08.    No Right to Employment.    No employee or other person shall have any claim of right to be granted an Award under this Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained in the employ of the Company or any of its Subsidiaries.

        11.09.    Awards Not Includable for Benefit Purposes.    Payments received by a Participant pursuant to the provisions of the Plan shall not be included in the determination of benefits under any pension, group insurance or other benefit plan applicable to the Participant which is maintained by the Company or any of its Subsidiaries, except as may be provided under the terms of such plans or determined by the Board.

        11.10.    Governing Law.    All determinations made and actions taken pursuant to the Plan shall be governed by the laws of the State of Delaware and construed in accordance therewith.

        11.11.    No Strict Construction.    No rule of strict construction shall be implied against the Company, the Committee, or any other person in the interpretation of any of the terms of the Plan, any Award granted under the Plan or any rule or procedure established by the Committee.

        11.12.    Compliance with Rule 16b-3.    It is intended that, unless the Committee determines otherwise, Awards under the Plan be eligible for exemption under Rule 16b-3. The Board is authorized to amend the Plan and to make any such modifications to Award Agreements to comply with Rule 16b-3, as it may be amended from time to time, and to make any other such amendments or modifications as it deems necessary or appropriate to better accomplish the purposes of the Plan in light of any amendments made to Rule 16b-3.

        11.13.    Captions.    The captions (i.e., all Section headings) used in the Plan are for convenience only, do not constitute a part of the Plan, and shall not be deemed to limit, characterize or affect in any way any provisions of the Plan, and all provisions of the Plan shall be construed as if no captions have been used in the Plan.

        11.14.    Severability.    Whenever possible, each provision in the Plan and every Award at any time granted under the Plan shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Plan or any Award at any time granted under the Plan shall be held to be prohibited by or invalid under applicable law, then (a) such provision shall be deemed amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law and (b) all other provisions of the Plan and every other Award at any time granted under the Plan shall remain in full force and effect.

        11.15.    Amendment and Termination.

          (a)    Amendment.    The Board shall have complete power and authority to amend the Plan at any time; provided, however, that the Board shall not, without the requisite affirmative approval of shareholders of the Company, make any amendment which requires shareholder approval under the Code or under any other applicable law or rule of any stock exchange which lists Common Stock or Company Voting Securities. No termination or amendment of the Plan may, without the consent of the Participant to whom any Award shall theretofore have been granted under the Plan, adversely affect the right of such individual under such Award.

          (b)    Termination.    The Board shall have the right and the power to terminate the Plan at any time. No Award shall be granted under the Plan after the termination of the Plan, but the termination of the Plan shall not have any other effect and any Award outstanding at the time of the termination of the Plan may be exercised after termination of the Plan at any time prior to the expiration date of such Award to the same extent such Award would have been exercisable had the Plan not terminated.

        11.16.    Special Provision Relating to Certain Stock Issuances.    Notwithstanding anything to the contrary contained in this Plan, shares of Common Stock authorized to be issued under this Plan may be issued to pay awards originally made under and satisfy options originally granted under the Allegheny Teledyne Incorporated 1996 Incentive Plan or any other stock compensation plan adopted by ATI (an "ATI Plan"), as provided in the Employee Benefits Agreement dated as of November 12, 1999, between the Company and Allegheny Teledyne Incorporated. All shares of Common Stock issued in payment of an award or grant shall be governed exclusively by the terms of such award or grant under the applicable ATI Plan, and any terms of this Plan inconsistent therewith shall be inapplicable to such shares.

ANNEX B

WATER PIK TECHNOLOGIES, INC.

Audit and Finance Committee Charter

(As Amended and Restated on March 9, 2004)

        This Charter governs the operations of the Audit and Finance Committee (the "Committee") of the Board of Directors (the "Board") of Water Pik Technologies, Inc. The Committee shall have the purposes, responsibilities and authority described below.

Composition

        The Board shall appoint at least three members, consisting entirely of independent directors of the Board, to sit on the Committee. The Board shall designate one member as Chairperson or delegate the authority to designate the Chairperson of the Committee. For purposes hereof, members shall be considered independent if they satisfy the independence requirements for Board members as set forth in the New York Stock Exchange ("NYSE") listing standards, and in addition, comply with the independence requirements set forth in Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). In addition, each member of the Committee shall, when appointed to the Committee, or within a reasonable period of time thereafter, be "financially literate" in the business judgment of the Board. At least one member of the Committee shall be an "audit committee financial expert" as defined by Item 401(e) of Regulation S-K of the Securities and Exchange Commission ("SEC"), and shall have accounting or related financial management "expertise" as required by NYSE listing standards, as such qualifications are interpreted by the Board in its business judgment.

Purpose

        The Committee's primary purpose shall be to (a) assist the Board's oversight of (i) the integrity of the financial statements of the Company, (ii) the Company's compliance with legal and regulatory requirements, (iii) the qualifications and the independence of the Company's independent auditor and (iv) the performance of the Company's internal audit function and independent auditor; and (b) prepare the report required by SEC rules to be included in the Company's annual proxy statement.

Duties and Responsibilities

        The primary responsibility of the Committee is to oversee the Company's financial reporting process on behalf of the Board and report the results of their activities to the Board. Management is responsible for preparing the Company's financial statements and the independent accountants are responsible for auditing those financial statements. While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. The Committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Committee should take appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices and ethical behavior.

        The Committee is directly responsible for the appointment, retention, compensation, oversight, evaluation and termination of the Company's independent auditor (including resolving disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. The independent auditor shall report directly to the Committee. The independent auditor is accountable to the Board and the Committee, as representatives of the Company's stockholders.

        In fulfilling their responsibilities hereunder, it is recognized that members of the Committee are not full-time employees of the Company and are not, and do not represent themselves to be, performing the function of auditors or accountants.

        The following shall be the principal duties and responsibilities of the Committee with respect to the audit function:

  1.
  Retain and approve the terms of the engagement and fees to be paid to the independent auditor.

  2.
  Evaluate the performance of the independent auditor and, if so determined by the Committee, terminate and replace the independent auditor.

  3.
  Pre-approve, or adopt appropriate procedures to pre-approve, all audit and non-audit services to be provided by the independent auditor, and consider whether the outside auditor's provision of non-audit services to the Company is compatible with maintaining the independence of the outside auditor.

  4.
  Assess the auditor's independence by ensuring that the independent auditor prepares and delivers periodic reports delineating all relationships between the independent auditor and the Company. An annual written report shall be consistent with Independence Standards Board Standard No. 1 regarding the auditor's independence. The Committee shall actively engage in dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor, and if determined by the Committee, take appropriate action to ensure the independence of the auditor.

  5.
  At least annually obtain and review a report by the independent auditor describing the firm's internal quality-control procedures and any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with such issues.

  6.
  Meet with the independent auditor prior to the audit to review the planning and scope of the audit.

  7.
  Discuss with management and the independent auditor the timing and process for implementing the rotation of the lead audit partner, the concurring partner and any other active audit engagement team partner. In addition, review with the independent auditor the staffing of the projects regarding the work to be performed by persons other than the accountant's full-time permanent employees.

  8.
  Establish hiring policies for employees or former employees of the independent auditor.

  9.
  Review with the independent auditor any problems or difficulties the auditor may have encountered and management's response, which should also include a review of any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

  10.
  Obtain from the independent auditor in connection with any audit a timely report relating to the Company's annual audited financial statements describing all critical accounting policies and practices used, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor, and any material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

  11.
  Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

  12.
  Obtain from the independent auditor assurance that Section 10A of the Exchange Act has been adhered to.

  13.
  Discuss with management and the independent auditor the Company's annual audited financial statements and the report thereon and quarterly unaudited financial statements, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations" prior to the publication of such statements.

  14.
  Discuss with management the earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.

  15.
  Review major issues regarding accounting principles and financial statement presentations and judgments made in connection with the preparation of the Company's financial statements, including any significant changes to the Company's selection or application of auditing or accounting principles and practices as suggested by the independent auditor, internal auditors or management.

  16.
  Review with management and the independent auditor the adequacy of the Company's internal controls, any significant deficiencies in the design or operation of internal controls that could adversely affect the Company's ability to record, process, summarize and report financial data, any material weaknesses in internal controls, and any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls, and any actions or special audit steps in light thereof.

  17.
  Oversee the internal audit function, including meeting at least quarterly with the Company's most senior internal auditor to discuss internal audits and findings and management's response. The Committee should also review any changes required in the planned scope of the internal audit and the responsibilities, budget and staffing of the Company's internal audit function. The senior internal auditor shall directly (and separately) report to each of the Chair of the Committee and the Chief Financial Officer of the Company. The primary purpose of this dual reporting structure is to assure that Chair of the Committee has direct access to internal audit-related information concerning the Company. It reflects the directive that the Company's internal auditing department, through the most senior internal auditor, has responsibility to assure that important audit-related issues are brought to the attention of the Chair of the Committee and ultimately the Committee.

  18.
  Review with the Company's General Counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material notices to or reports or inquiries received from regulators or governmental agencies.

  19.
  Prepare the report required by the rules of the SEC to be included in the Company's annual proxy statement.

  20.
  Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters.

  21.
  Prepare the required written confirmation to the NYSE at least once a year or upon any changes to the composition of the Committee.

  22.
  Review and reassess the adequacy of this Charter annually and submit any recommended changes to the Board for approval.

  23.
  Perform an annual evaluation of the Committee's performance in the manner recommended by the Nominating and Governance Committee and review such evaluation with the Board.

        Responsibilities with respect to the Finance function of the Committee shall be to:

  1.
  Provide assistance to the Board in reviewing and evaluating the financing activities of the Company.

  2.
  Review and make recommendations to the Board regarding bank and other credit agreements, debt and equity structure and placement proposals and changes to the authorized stock and capital structure of the Company.

  3.
  Review and make recommendations to the Board with respect to policies regarding the Company's dividends, capital structure and authorized stock.

  4.
  Meet periodically with management to discuss the Company's major financial risk exposures and the steps, guidelines and policies taken or implemented relating to risk assessment and risk management.

Meetings

        The Committee shall meet as often as it deems necessary to carry out its duties, but not less than quarterly, and shall make a report to the Board following each meeting. The Committee should meet separately periodically with management, the internal auditors and the independent auditor to discuss any matters that the Committee or any of these persons or firms believe should be discussed privately.

Authority and Other Matters

        In addition to the duties, responsibilities and authority of the Committee referenced above, the Committee shall also have the authority to retain advice and assistance from outside legal, accounting or other advisors as it deems necessary to carry out its duties and responsibilities. The Committee shall determinate what appropriate funding shall be provided by the Company for payment of compensation to the outside legal, accounting other advisors employed by the Committee, as well as for the payment of ordinary administrative expenses of the Committee that are necessary or appropriate to carry out its duties. The Committee may request such advisors and any officer or employee of the Company, as well as the independent auditor, to attend a meeting of the Committee or to meet with any members of, or advisors to, the Committee.

Date adopted: March 9, 2004

Approved by Audit and Finance Committee: February 26, 2004
Approved by Board of Directors: March 9, 2004

ANNEX C

Participant Information

Participants in the Solicitation — Directors

        Under the regulations, each member of the Board of Directors may be deemed to be a "Participant" in the Company's solicitation of proxies in connection with the annual meeting. Set forth below are the name and principal occupation of each member of the Board (two of whom are also nominees), and the name, principal business and address of any corporation or other organization in which that director's occupation or employment is carried on. For additional information concerning each of the directors, see "Corporate Governance" in this Proxy Statement.

Name and Principal Occupation	Business Address	Principal Business of Employer
Robert P. Bozzone Chairman of the Board Allegheny Technologies Incorporated	1000 Six PPG Place Pittsburgh, Pennsylvania 15222	Specialty materials manufacturer
F. Peter Cuneo Vice Chairman Marvel Enterprises, Inc.	10 East 40th Street New York, New York 10016	Entertainment and publishing
Babette E. Heimbuch Chairman, CEO FirstFed Financial Corp.	401 Wilshire Boulevard Santa Monica, California 90401	Banking
Michael P. Hoopis President and CEO Water Pik Technologies, Inc.	23 Corporate Plaza, Suite 246 Newport Beach, California 92660	Consumer products manufacturer
W. Craig McClelland Retired	50 Tice Boulevard Woodcliff Lake, New Jersey 07677	Not Applicable
William G. Ouchi Professor Anderson Graduate School of Management, UCLA	110 Westwood Plaza, Box 951481 Gold Hall, B-523 Los Angeles, California 90095	Education
Charles J. Queenan, Jr. Of Counsel Kirkpatrick & Lockhart LLP	Henry W. Oliver Building 535 Smithfield Street Pittsburgh, Pennsylvania 15222	Law

Other Participants

        The following employees of the Company may also be deemed to be Participants. The principal business address of each is that of the Company, 23 Corporate Plaza, Suite 246, Newport Beach, California 92660.

        Victor C. Streufert

        Vice President — Finance and Chief Financial Officer

        Richard D. Tipton

        Vice President, General Counsel and Secretary

        Jeffrey B. D'Eliscu

        Director — Investor Relations

Information Regarding Ownership of the Company's Securities by Participants

        The number of shares of common stock held by each director and Mr. Streufert as of March 15, 2004, is set forth in the "Stock Ownership Information" section of this Proxy Statement. Of the 298,887 shares owns by Mr. Streufert, 116,856 were purchased through loans under the Company's SARP. See the section entitled "Certain Relationships and Related Transactions with the Company" for additional information.

        As of March 15, 2004, Mr. Tipton owns 100,627 of which 67,178 are shares that may be acquired by exercise of employee stock options exercisable within 60 days. As of March 15 2004, Mr. D'Eliscu owns 31,125 shares, which includes 12,960 owned indirectly by The D'Eliscu Family Trust dated 8/12/99, with he and his spouse as co-trustees, and of which 18,165 shares are shares that may be acquired by exercise of employee stock options exercisable within 60 days.

Information Regarding Transactions in the Company's Stock by Participants

        The following table sets forth all transactions that may be deemed purchases or sales of the Company's common stock by the Participants during the past two years.

Name	Date	Nature of Transaction		Number of Shares
Robert P. Bozzone	01-04-02	Acquired	(1)	2,310
	01-02-03	Acquired	(1)	3,333
	04-24-03	Acquired	(2)	3,000
	08-05-03	Acquired	(3)	26,500
	08-06-03	Acquired	(3)	3,800
	08-07-03	Acquired	(3)	2,200
	08-08-03	Acquired	(3)	3,700
	08-11-03	Acquired	(3)	3,300
	08-12-03	Acquired	(3)	10,500
	01-02-04	Acquired	(1)	2,040
F. PeterCuneo	01-04-02	Acquired	(1)	577
	01-02-03	Acquired	(1)	833
	04-24-03	Acquired	(2)	3,000
	01-02-04	Acquired	(1)	510
Babette E. Heimbuch	10-23-02	Acquired	(4)	1,000
	10-23-02	Acquired	(2)	3,000
	01-02-03	Acquired	(1)	833
	04-24-03	Acquired	(2)	3,000
	01-02-04	Acquired	(1)	510
W. Craig McClelland	01-04-02	Acquired	(1)	577
	01-02-03	Acquired	(1)	833
	04-24-03	Acquired	(2)	3,000
	01-02-04	Acquired	(1)	510
William G. Ouchi	01-04-02	Acquired	(1)	577
	01-02-03	Acquired	(1)	833
	04-24-03	Acquired	(2)	3,000
	01-02-04	Acquired	(1)	510
Charles J. Queenan, Jr.	01-04-02	Acquired	(1)	577
	01-02-03	Acquired	(1)	833
	04-24-03	Acquired	(2)	3,000
	01-02-04	Acquired	(1)	510

Michael P. Hoopis	02-12-02		Acquired	(5)	48,166
	02-12-02		Acquired	(6)	24,083
	02-12-04		Disposed	(7)	162,960
	02-18-04		Disposed	(8)	7,137
Victor C. Streufert	02-12-02		Acquired	(5)	25,688
	02-12-02		Acquired	(6)	12,844
	02-12-03		Acquired	(6)	7,500
Richard D. Tipton	10-23-03		Disposed	(7)	39,202
	10-31-03		Disposed	(8)	1,545
Jeffrey B. D'Eliscu		(9)		(9)		(9)

(1)
Director fees paid in stock.

(2)
Restricted stock acquired under Director Compensation Plan.

(3)
Open market purchase.

(4)
Starting position in stock when joined Company's board.

(5)
Acquired shares under Stock Acquisition and Retention Program ("SARP") under Water Pik Technologies, Inc. Employee Stock Purchase Plan.

(6)
Shares awarded pursuant to SARP under Water Pik Technologies Inc. Employee Stock Purchase Plan.

(7)
Shares tendered to Water Pik Technologies, Inc. to repay loans issued pursuant to SARP.

(8)
Open market sale (related to SARP sale).

(9)
No transactions during last two years.

        None of the individuals listed above (i) has, during the past ten years, been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors), (ii) is, or was within the past year, a party to any contracts, arrangements or understandings with any person with respect to any of our securities, including, but not limited to joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies or (iii) to our knowledge, has, directly or through an associate, any arrangement or understanding with any person with respect to future employment by us or our affiliates or with respect to any future transactions to which we or any of our affiliates will or may be party.

        Except as described under "Certain Relationships and Related Transactions with the Company" in this Proxy Statement, none of the individuals listed above has any material interest, direct or indirect, in any transaction which has occurred since January 1, 2003 or any currently proposed transaction, or series of similar transactions, to which we or any of our affiliates was or is to be a party and in which the amount involved exceeds $60,000.

WHITE PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
WATER PIK TECHNOLOGIES, INC.

        The undersigned hereby appoints Michael P. Hoopis and Richard D. Tipton, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all shares of the Common Stock, par value $.01 per share (the "Common Stock"), of Water Pik Technologies, Inc., which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held on May 13, 2004, commencing at 9:00 a.m., Pacific Daylight Time, at                                                                         , California          , or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Meeting.

(Continued and to be marked, dated and signed, on the other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

* FOLD AND DETACH HERE *

ANNUAL MEETING THURSDAY, MAY 13, 2004

IMPORTANT:
PLEASE SIGN, DATE, AND RETURN THIS PROXY CARD IN
THE ENCLOSED ENVELOPE!

If you need assistance with this Proxy Card,
please contact:

105 Madison Avenue
New York, New York 10016
email: proxy@mackenziepartners.com
Call Collect: (212) 929-5500
or Toll Free: (800) 322-2885
Facsimile: (212) 929-0308

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE PROPOSALS.	Mark here for Address Change or Comments	☐
PLEASE SEE REVERSE SIDE

WHITE PROXY

		FOR	WITHHELD FOR ALL			FOR	AGAINST	ABSTAIN			FOR	AGAINST	ABSTAIN
Item 1.	Election of two Class II directors to serve for three-year terms ending in 2007.	☐	☐	Item 2.	Amendment of the Company's 1999 Incentive Plan.	☐	☐	☐	Item 3.	Ratification of appointment of Ernst & Young, LLP as Independent Auditors for fiscal year ending September 30, 2004.	☐	☐	☐
Nominees: 01 Michael P. Hoopis 02 William G. Ouchi									Item 4.	Stockholder Proposal — Board Declassification	FOR ☐	AGAINST ☐	ABSTAIN ☐
Withheld for the nominees you list below: (Write that nominee's name in the space provided below.)

Date	Title or Authority	Signature

Note: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such

* FOLD AND DETACH HERE *

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.eproxy.com/pik		Telephone 1-800-435-6710		Mail
Use the internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	Mark sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

You can view the Annual Report and Proxy Statement
on the internet at www.waterpik.com

QuickLinks

PROXY STATEMENT TABLE OF CONTENTS
PROXY STATEMENT FOR 2004 ANNUAL MEETING OF STOCKHOLDERS To Be Held May 13, 2004
PROXY SOLICITATION AND VOTING INFORMATION
BOARD COMPOSITION AND PRACTICES
CORPORATE GOVERNANCE
PROPOSAL ONE — ELECTION OF DIRECTORS
COMMITTEES OF THE BOARD OF DIRECTORS
REPORT OF THE AUDIT AND FINANCE COMMITTEE
INDEPENDENT AUDIT FIRM FEES
DIRECTOR COMPENSATION
PROPOSAL TWO — AMENDMENT OF THE 1999 INCENTIVE PLAN
PROPOSAL THREE — RATIFICATION OF INDEPENDENT AUDITORS
PROPOSAL FOUR — STOCKHOLDER PROPOSAL CONCERNING BOARD DECLASSIFICATION
STOCK OWNERSHIP INFORMATION
EQUITY COMPENSATION PLAN INFORMATION
REPORT ON EXECUTIVE COMPENSATION
EXECUTIVE COMPENSATION
COMPARATIVE STOCK PERFORMANCE
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS WITH THE COMPANY
OTHER BUSINESS
OTHER INFORMATION